UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

The Boston Trust & Walden Funds
(Exact name of registrant as specified in charter)

100 Summer Street, Suite 1500, Boston MA			02110
(Address of principal executive offices)			(Zip code)

3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-282-8782

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2016

Item 1. Reports to Stockholders.

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Annual Report March 31, 2016

Table of Contents

Economic and Market Summary	3

Boston Trust Asset Management Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Environmental, Social and Governance Research and Action Update	34

Walden Asset Management Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	46
Financial Statements	48
Financial Highlights	50

Walden Equity Fund
Manager Commentary	36
Investment Performance	37
Schedule of Portfolio Investments	51
Financial Statements	52
Financial Highlights	54

Walden Midcap Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	55
Financial Statements	56
Financial Highlights	58

Walden SMID Cap Innovations Fund
Manager Commentary	40
Investment Performance	41
Schedule of Portfolio Investments	59
Financial Statements	60
Financial Highlights	62

Walden Small Cap Innovations Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	63
Financial Statements	64
Financial Highlights	66

Walden International Equity Fund
Manager Commentary	44
Investment Performance	45
Schedule of Portfolio Investments	67
Financial Statements	69
Financial Highlights	71

Notes to Financial Statements	72
Report of Independent Public Accounting Firm	79
Supplementary Information	80
Investment Adviser Contract Approval	84
Information About Trustees and Officers	87

Boston Trust Investment Management, Inc. (BTIM), a subsidiary of Boston Trust & Investment Management Company and an affiliate of Walden Asset Management (Walden), serves as investment adviser (the Adviser) to the Boston Trust & Walden Funds and receives a fee for its services. Walden, a division of Boston Trust & Investment Management Company, performs shareholder advocacy, proxy voting, screening services, and other environmental, social and governance initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by BTIM or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by BHIL Distributors, Inc. Member FINRA/SIPC.

The foregoing information and opinions are for general information only. Boston Trust & Walden Funds and BTIM do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice. Portfolio composition is as of March 31, 2016 and is subject to change without notice.

The Boston Trust & Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

To reduce expenses, we may only mail one copy of the Fund’s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 800-282-8782;7050. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Photography credits:

• Cover: Bruce Field • Pages 1, 7, 39, 43 and 45: Jim Gallagher • Pages 5, 9, and 41: Rebecca Monette • Pages 11 and 37: Janet C. Dygert

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The Boston Trust & Walden Funds A Registered Investment Company

Boston Trust and Walden Funds	Domenic Colasacco, CFA
Economic and Market Summary	Portfolio Manager and President
(Unaudited)	Boston Trust Investment Management, Inc.

For the 12 months ended March 31, 2016, the S&P 500 Index posted a total return of 1.78%—a rare positive result among domestic and international indices, but modest compared to the past three years of double digit gains. Significantly, the last year brought heightened equity market volatility that we had not experienced for much of the previous six years. During the summer months of 2015, and subsequently in the first six weeks of this year, the S&P 500 fell by more than 10%; however, in both cases, the Index quickly rebounded to levels near previous all-time highs.

Our Economic Outlook

Much of the recent concern about the economic outlook, which manifested in higher market volatility, reflects sharply lower commodity prices that investors often view as a symptom of weak economic activity. In our assessment, today’s lower commodity values are more a reflection of vastly increased supply rather than unexpected economic softness. After the financial crisis, low interest rates and ample credit availability throughout the globe led to excess capital investment in natural resource projects of all types. For oil, development also has been spurred by new production from hydraulic fracturing of shale formations here in the United States. For a few years, this new oil production filled a supply void created by political events in key Middle East countries such as Iraq and Iran, but these traditional oil production areas have begun to re-enter the market, creating an oversupply of crude. Similar to events in the autumn, investors started to accept a more sanguine view of the global economy in mid-February, after a few global central banks announced renewed monetary stimulus programs and key economic reports suggested global business conditions were not deteriorating. Here in the U.S. the Federal Reserve signaled that planned interest rate increases would be postponed. Soon after, stock values began to recover just as suddenly as they had declined, with most equity indices ending the March quarter at levels close to those of year-end 2015.

While caution is appropriate, the fact is that our economy continues to progress at a comparatively stable, if modest, pace, with real Gross Domestic Product(1) growth of roughly 2%. Growth is most evident in new job creation, which continues to average over 200,000 per month. There has also been a modest pick-up in wage gains as unemployment has fallen to 5% from nearly twice that level at the depths of the financial crisis in 2009-2010. Other factors that contribute to our confidence in continued modest economic growth include still manageable consumer debt levels, with minimal evidence of excess demand and valuations in housing and other consumer durables. Corporate profits and cash flows have also remained near record levels, except for oil and other commodity producers hurt by the collapse in raw material prices.

Regions outside of the U.S. are of more concern and, in our view, pose greater economic and stock market risk. Japan’s economy, for example, fell back into recession in recent months, while Europe still suffers from near-zero economic growth and now must contend with a migrant crisis of proportions not seen since the end of World War II. Rising fears of terrorism in the region make political solutions even more difficult. In June, Britons will decide whether to end their membership in the European Union—a clear sign of the rising popular rejection of the multi-decade trend toward reducing world trade barriers. China’s most recent economic reports have been somewhat reassuring, yet the success of China’s transition toward reliance on domestic consumption rather than exports will remain paramount to global growth in the years ahead. With both Europe and Japan floundering, our opinion that overall global GDP will continue to expand relies in large part on further progress in China and here in the U.S., which collectively account for close to 40% of total world economic activity.

Investment Strategy

The recent roller coaster stock market action was not much fun. Sadly, we suspect that such volatility may become the norm in a global economic environment that appears fragile, and amid stock and bond values that are no longer undervalued by all of the traditional metrics. It would be nice if we had the option to select an attractive “safe harbor” investment. Unfortunately, there are still no stable investments available that generate much of a return: yields of higher quality fixed income securities range from zero for 90-day US Treasury Bills to about three percent for bonds with a 30-year maturity. Returns of all bonds are unappealing and, at best, shorter-duration bonds are a place to park assets that should not be subject to much price volatility. In our view, stocks remain a better investment option than either bonds or money market instruments for the next several years provided, as noted above, we are correct that the economy is not about to drift into recession and corporate profits start to trend down.

Even within a favorable economic environment, however, stock market rates of return are likely to be much lower over the next five years than the roughly 11% average annual return of the past five. The reason reflects our view that future returns may closely match gains in corporate revenues and profits, with minimal, if any, help from expanded stock valuations or further gains in corporate profit margins. In a slow GDP growth, low inflation global economic environment, corporate revenues and profits are unlikely to accelerate from the 4% to 5% rates of increase we have seen over the past several years. In this environment, future annualized equity returns, including dividends and contributions from share repurchases, compute to the mid-to-high single digits. Mid-to-high single digit returns are far higher than current bond yields, though, and in our view this prospect justifies keeping the Asset Management Fund’s equity allocation near the upper end of the 40% to 80% policy range at this time.

With respect to individual stocks, as always we continue to emphasize investment in companies with higher quality financial characteristics and below average business model risk. As we have seen during the past few years, these types of securities tend to hold their value better during market declines, but also have the potential to generate competitive returns over full market cycles.

(1)    The Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Boston Trust Asset Management Fund

Boston Trust Equity Fund

March 31, 2016

Domenic Colasacco, CFA

Portfolio Manager and President

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in “emerging markets.”

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

Stocks, as measured by the S&P 500 Index, registered another year of positive, albeit modest, total return with a 1.78% gain for the fiscal year ended March 31, 2016. Stock market volatility, however, after being subdued for most of the prior three years, returned with a vengeance with 10%+ declines during the third calendar quarter of 2015 and again in the first quarter of calendar 2016 amid investor concerns about the economic outlook. In both instances, stock values were recouped within a few weeks as the economic concerns eased, and most domestic large-cap indices ended the year near where they began.

The Boston Trust Asset Management Fund was not nearly as volatile as the general stock market through the year. More importantly, absolute and comparative investment performance was attractive, with a total return of 3.65% for the full fiscal year. Results were aided by better-than-index performance in both the equity and fixed income segments of the Fund, as well as our decision to keep the overall equity allocation relatively stable, which avoided being whipsawed by the market volatility. The Boston Trust Equity Fund, similar to the return of the equity segment of the Asset Management Fund, registered a full year return of 2.59%.

As pleased as we are with the comparative results of the fiscal year, though, the outlook for the year ahead is far from certain. Fixed income securities offer limited returns, and even a slight deterioration in the perceived economic outlook is likely to lead to a renewed drop in stock values. Moreover, in this Presidential election year, political risks should not be ruled out. Yet we have not changed our now long-held view that, over the next several years, stocks offer good potential to generate a comparatively attractive total return, provided economic conditions do not deteriorate. Unless these views change, we expect to keep the Asset Management Fund’s equity allocation near the upper-end of the usual 40% to 80% range in the months ahead. By policy, the Equity Fund is usually close to fully invested in stocks.

With respect to trends within the Funds’ equity segments, the healthcare and information technology sectors contributed positively to total returns. For healthcare, our avoidance of richly valued biotech stocks (whose valuations are largely based on high expectations of yet to be approved drugs), and focus on companies with proven business models and histories of healthy cash flow generation was rewarded by the market. The Funds’ holdings in the healthcare sector, which include companies involved in medical devices, health services, and distribution, returned almost 3% in the aggregate, while the sector index had a loss of over 6%. Within IT, the Funds’ stocks had an aggregate return of over 10% for the year, comparing to roughly a 6% gain for the sector.

In contrast, the industrials sector challenged our stock selection discipline during the fiscal year, detracting from relative results. We believe we have identified many strong businesses in this sector, often with leading franchises and defensible niches. In virtually every case, these companies generate ample free cash flows and are available at prices we consider fair. Many have attractive global footprints. But weak global macro-economic trends and the strong U.S. dollar proved to be a bigger headwind for many such companies than we anticipated. Investors favored companies that are perceived to be able to grow rapidly irrespective of the economic environment, or highly cyclical domestically oriented businesses that are direct beneficiaries of lower fuel prices. The industrial sector, in aggregate, posted a gain of nearly two percent, while the Funds’ industrial holdings were in the red by roughly the same magnitude.

As noted above, market volatility returned to historically more normal levels during the past fiscal year, and investors should expect that pattern to continue going forward. The fate of global energy markets and the progress of China’s economy will surely be the source of many market gyrations. Regardless of the outcome of these crucial macro-economic factors, we remain confident that our approach to portfolio management is well-suited to mitigating investment risks in a period of heightened uncertainty. The Funds’ equities remain invested in companies with long histories of steady profitability, sustainable business models, and reasonable valuations. We believe that widely diversified holdings of such companies will produce attractive long-term results, irrespective of the inevitable swings in a challenging and unsettled investment environment. Similarly, fixed income investments within the Asset Management Fund remain of the highest quality and may cushion results in periods when equity market risks come to the forefront.

Investment Performance (Unaudited)	Boston Trust Asset Management Fund
Boston Trust Equity Fund
March 31, 2016

	For the year ended 3/31/16
	Annualized
				Since
				Inception
	1 Year	5 Years	10 Years	(12/1/95)
Boston Trust Asset	3.65%	8.38%	6.98%	7.77%
Management Fund(1)
Boston Trust Equity Fund(1)	2.59%	9.23%	6.98%	7.55%
S&P 500 Index	1.78%	11.58%	7.01%	8.21%
Barclays U.S. Government/Credit Bond Index	1.75%	4.04%	4.93%	5.47%
Citigroup 90-Day U.S. Treasury Bill Index	0.08%	0.06%	1.07%	2.42%
Morningstar U.S. Open-End Moderate Allocation Funds Average	-2.86%	5.45%	4.37%	5.90%

Hypothetical Growth of a $100,000 Investment

The charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, and represent the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month Treasury bill issues. The three-month Treasury bills are the short-term debt obligations of the U.S. Government. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities, and the remainder in fixed income and cash. Investors cannot invest directly in an average or an index.

Boston Trust Asset Management Fund

Fund Net Asset Value:	$40.92
Gross Expense Ratio(1):	0.93%

Boston Trust Equity Fund

Fund Net Asset Value:	$19.70
Gross Expense Ratio(1):	0.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)    The Funds’ Gross Expense Ratio is from the most recent prospectus, dated August 1, 2015. The contractual fee limit under each Fund’s expense limitation agreement is 1.00% of each Fund’s average annual net assets. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of March 31, 2016, can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower.

Boston Trust Midcap Fund

March 31, 2016

Stephen J. Amyouny, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

Over the last year, equity markets across the globe have experienced significantly greater volatility with the broad domestic equity market experiencing two declines of 10% or more within the last year. For mid-cap investors, the decline has been even greater with the Russell Midcap® Index declining nearly 20% from its peak in April 2015 through its trough in February 2016. Several factors contributed to this heightened volatility, including the uncertain timing and magnitude of future interest rate hikes by the Federal Reserve and decelerating economic growth in China, Russia, Brazil, and other emerging nations. Yet, most observers would agree that the precipitous decline and related movements in the price of oil has been the primary cause of this period of elevated volatility.

For the 12-month period ended March 31, 2016, the Boston Trust Midcap Fund posted a total return of 1.07%, which exceeded the -4.04% total return for the Fund’s benchmark the Russell Midcap® Index. This strong relative performance was primarily attributable to the outperformance of higher quality stocks compared to lower quality stocks. The Fund also benefitted from our valuation discipline as speculatively valued stocks were among the worst performers.

Portfolio returns in the healthcare sector were particularly noteworthy. We have previously cautioned against the speculative interest and outsized returns in recent years of biotechnology and specialty pharmaceutical companies. Stocks of companies without earnings, and in some cases without sales, have attracted the interest of investors seeking to capitalize on potential new drug discoveries. Unfortunately, however, drug development and the commercialization of new therapies are highly uncertain activities that by their very nature entail substantial risk. Our long-standing investment discipline has led us to avoid companies with such risky profiles and uncertain futures. As a result, we did not suffer from the sharp declines experienced among this group of stocks. Our healthcare positions are diversified among medical equipment and devices manufacturers, life sciences and tools companies, and service providers that we believe have stable business models, healthy financials, attractive growth prospects, and reasonable valuations.

In general, investors have rewarded companies with stable businesses, expectations for steady earnings and cash flows, and attractive dividend profiles. Stocks within the utilities and consumer staples sector were the primary beneficiaries of this trend. Not surprisingly, these two sectors were the only ones within the Russell Midcap Index to post positive returns over the last year. The Fund’s holdings in these two sectors contributed positively to overall returns. Real estate investment trusts†, which generally pay healthy dividends and benefit from low interest rates, also performed relatively well. Although, underrepresentation in this industry during the period detracted from overall portfolio results.

Portfolio Strategy

The Fund remains well diversified among higher quality companies with solid financials, ample cash flows, and reasonable valuations. During this period of heightened market volatility, this strict investment discipline has contributed to the strong relative performance of our portfolios. We will continue to avoid those companies with less-established or unproven business models and uncertain futures, many of which have come under pressure in recent months. Yet, we also recognize that investors have recently rewarded companies with the financial profiles in which we invest. For this reason, relative valuations among stocks within this group, including certain consumer staples and utility companies, have become less attractive. We must be careful not to overpay for the safety and stability that comes with these types of companies. Likewise, we have also identified stocks of some higher quality companies that have solid businesses yet greater cyclicality and have thus come under pressure due to the global economic issues outlined above. As these stocks now sell at reasonable valuations, we as long-term investors, view this as a potential buying opportunity for what may prove to be attractive investments.

†   REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other real estate properties. Most REITs trade on major stock exchanges or over the counter. Investments in the Fund are subject to risks related to a direct investment in real estate such as regulatory risk, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Investment Performance (Unaudited)	Boston Trust Midcap Fund
March 31, 2016

	For the year ended 3/31/16
	Annualized
			Since Inception
	1 Year	5 Years	9/24/07
Boston Trust Midcap Fund(1)	1.07%	9.49%	8.30%
Russell Midcap® Index	-4.04%	10.30%	6.91%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.29
Gross Expense Ratio(1):	1.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)    The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2015. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2016 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2016 and may be terminated thereafter.

Boston Trust SMID Cap Fund

March 31, 2016

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle (“mid”) capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. smaller-cap markets declined in the fiscal year ended March 31, 2016, with the benchmark Russell 2500TM Index declining 7.31%. The Boston Trust SMID Cap Fund, which invests in the stocks of higher quality, more reasonably valued companies, posted a total return of -2.34%, outperforming the benchmark by 4.97%. This is consistent with our expectations that the Fund participate in rising markets while protecting in down and volatile markets.

The past year has been a volatile period for global markets, including U.S. smaller-cap equities. Market conditions improved toward the end of the fiscal year reflecting positive U.S. economic data, a rebound in oil prices, and assurances from the U.S. Federal Reserve that the pace of interest rate increases will be measured. The Russell 2500TM ended the fiscal year down approximately 7%, after having declined roughly 21% through mid-February. The market decline, and the accompanying uptick in market volatility, is not unusual in a longer term context. However, it surprised many investors who had grown accustomed to the relatively benign market conditions from early in 2012 through the middle of 2015. Measures of market volatility, such as high-yield credit spreads and the CBOE Russell 2000 Volatility IndexSM (or RVXSM)(1), moved up during the year, before receding by period end. These volatility measures indicate a market more attuned to risk, which we think is favorable to our investment style.

Portfolio Strategy

The Fund’s investment style favors reasonably valued stocks of higher quality companies (persistently profitable firms with strong balance sheets and sustainable business models). Our analysis of the past year suggests that stocks of higher quality companies outperformed the benchmark, and that we added value through security selection within our high-quality style.

The Fund seeks to maintain portfolio sector weights comparable to those of the Index in order to ensure broad diversification. Security selection contributed to better relative returns in several sectors, including health care and financials, while consumer staples and telecommunications were relative detractors. Most significantly, the Fund holds no smaller cap biotechnology stocks, which declined approximately 36% in the past year. Top individual stock contributors to Fund performance this fiscal year were ONE Gas (OGS), Airgas (ARG), CoreSite Realty (COR), MarketAxess (MKTX), and Thoratec (THOR). Laggards this fiscal year were Jones Lang LaSalle (JLL), Encore Capital (ECPG), United Natural Foods (UNFI), Teradata (TDC), and Wolverine World Wide (WWW).*

We see multiple paths for the Fund to continue to add value, including superior company fundamentals, stronger balance sheets, and the Fund’s valuation discount to the benchmark. Over the long term, we believe stock prices follow company fundamental results. Compared to the benchmark, the Fund is invested in companies with superior returns on invested capital, less reliance on capital markets to fund investments, more stable return on capital, and stronger long-term revenue and earnings growth. The Russell 2500TM ended March with a weighted average price-to-earnings ratio(2) of 38x on a trailing GAAP basis, compared to 19x for the Fund. We view the valuation discount of the Fund as highly favorable. Consequently, we remain confident that a well-diversified portfolio of higher quality companies trading at reasonable valuations can add value relative to the Index with less volatility over full market cycles.

(1)    The CBOE (Chicago Board Options Exchange) Russell 2000 Volatility IndexSM (RVXSM) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® stock index option prices. It measures the market’s expectation of 30-day volatility implicit in the prices of near-term Russell 2000 options. RVX is quoted in percentage points, just like the standard deviation of a rate of return. CBOE disseminates the RVX index value continuously during trading hours. The RVX Index is a leading barometer of investor sentiment and market volatility relating to the Russell 2000® Index.

(2)    The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*            Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund
March 31, 2016

	For the year ended 3/31/16
	Annualized
		Since Inception
	1 Year	11/30/11
Boston Trust SMID Cap Fund(1)	-2.34%	10.49%
Russell 2500™ Index	-7.31%	12.82%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to March 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$12.49
Gross Expense Ratio(1):	1.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)    The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2015. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 0.75%. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2016 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2016 and may be terminated thereafter.

Boston Trust Small Cap Fund

March 31, 2016

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund is to seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. small-cap markets declined in the fiscal year ended March 31, 2016, with the benchmark Russell 2000® Index declining 9.76%. The Boston Trust Small Cap Fund, which invests in the stocks of higher quality, more reasonably valued companies, posted a total return of -0.52%, outperforming the benchmark by 9.24%. This is consistent with the Fund’s track record of participating in rising markets while protecting in down and volatile markets. The Fund is ahead of the benchmark for the trailing one, three, ten, and all longer time periods, and is slightly behind for the five-year period.

The past year has been a volatile period for global markets, including U.S. small-cap equities. Market conditions improved toward the end of the fiscal year reflecting positive U.S. economic data, a rebound in oil prices, and assurances from the U.S. Federal Reserve that the pace of interest rate increases will be measured. The Russell 2000® ended the fiscal year down almost 10%, after having declined 23% through mid-February. The market decline, and the accompanying uptick in market volatility, is not unusual in a longer term context. However, it surprised many investors who had grown accustomed to the relatively benign market conditions from early in 2012 through the middle of 2015. Measures of market volatility, such as high-yield credit spreads and the CBOE Russell 2000 Volatility IndexSM (or RVXSM)(1), moved up during the year, before receding by period end. These volatility measures indicate a market more attuned to risk, which we think is favorable to our investment style.

Portfolio Strategy

The Fund’s investment style favors reasonably valued stocks of higher quality companies (persistently profitable firms with strong balance sheets and sustainable business models). Our analysis of the past year suggests that stocks of higher quality companies outperformed the benchmark, and that we added value through security selection within our high-quality style.

The Fund seeks to maintain portfolio sector weights comparable to those of the Index in order to ensure broad diversification. Security selection contributed to better relative returns in several sectors, including health care and financials, while consumer staples and telecommunications were relative detractors. Most significantly, the Fund holds no small-cap biotechnology stocks, which declined around 34% in the past year. Top individual stock contributors to Fund performance this fiscal year were CoreSite Realty (COR), ONE Gas (OGS), IPC Healthcare (IPCM), DuPont Fabros (DFT), and MarketAxess (MKTX). Laggards this fiscal year were Encore Capital (ECPG), United Natural Foods (UNFI), Plantronics (PLT), Interval Leisure (IILG), and WEX (WEX).*

We see multiple paths for the Fund to continue to add value, including superior company fundamentals, stronger balance sheets, and the Fund’s valuation discount to the benchmark. Over the long term, we believe stock prices follow company fundamental results. Compared to the benchmark, the Fund is invested in companies with superior returns on invested capital, less reliance on capital markets to fund investments, more stable return on capital, and stronger long-term revenue and earnings growth. The Russell 2000® ended March with a weighted average price-to-earnings ratio(2) of 57x on a trailing GAAP basis, compared to 21x for the Fund. We view the valuation discount of the Fund as highly favorable. Consequently, we remain confident that a well-diversified portfolio of higher quality companies trading at reasonable valuations can add value relative to the Index with less volatility over full market cycles.

(1)    The CBOE (Chicago Board Options Exchange) Russell 2000 Volatility IndexSM (RVXSM) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® stock index option prices. It measures the market’s expectation of 30-day volatility implicit in the prices of near-term Russell 2000 options. RVX is quoted in percentage points, just like the standard deviation of a rate of return. CBOE disseminates the RVX index value continuously during trading hours. The RVX Index is a leading barometer of investor sentiment and market volatility relating to the Russell 2000® Index.

(2)    The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*   Portfolio composition is subject to change.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund
March 31, 2016

	For the year ended 3/31/16
	Annualized
				Since Inception
	1 Year	5 Years	10 Years	(12/31/94)
Boston Trust Small Cap Fund(1)	-0.52%	6.97%	7.20%	10.64%
Russell 2000® Index	-9.76%	7.20%	5.26%	8.73%

Hypothetical Growth of a $100,000 Investment

The chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$12.74
Gross Expense Ratio(1):	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)    The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2015. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2016 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2016 and may be terminated thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
March 31, 2016

Security Description	Shares	Fair Value ($)

Common Stocks (75.8%)
Consumer Discretionary (9.8%)
Advance Auto Parts, Inc.	4,000	641,360
Autoliv, Inc.	25,000	2,962,000
Comcast Corp., Class A	125,000	7,635,000
Dollar General Corp.	20,000	1,712,000
Johnson Controls, Inc.	25,000	974,250
NIKE, Inc., Class B	135,000	8,298,450
Nordstrom, Inc.	20,000	1,144,200
Omnicom Group, Inc.	75,000	6,242,250
Ross Stores, Inc.	60,000	3,474,000
Starbucks Corp.	25,000	1,492,500
		34,576,010
Consumer Staples (8.0%)
Church & Dwight Co., Inc.	35,000	3,226,300
Colgate-Palmolive Co.	20,000	1,413,000
Costco Wholesale Corp.	35,000	5,515,300
CVS Health Corp.	30,000	3,111,900
Diageo PLC, Sponsored ADR	10,000	1,078,700
McCormick & Co., Inc.	25,000	2,487,000
PepsiCo, Inc.	40,000	4,099,200
Procter & Gamble Co.	35,000	2,880,850
Reckitt Benckiser Group PLC, Sponsored ADR	150,000	2,928,000
Sysco Corp.	35,000	1,635,550
		28,375,800
Energy (3.5%)
Chevron Corp.	17,500	1,669,500
ConocoPhillips	40,000	1,610,800
Exxon Mobil Corp.	82,500	6,896,175
Schlumberger Ltd.	30,000	2,212,500
		12,388,975
Financials (12.4%)
American Express Co.	45,000	2,763,000
BB&T Corp.	30,000	998,100
Berkshire Hathaway, Inc. (a)	32,500	4,611,100
Chubb Ltd.	42,133	5,020,147
Cincinnati Financial Corp.	90,000	5,882,400
Comerica, Inc.	30,000	1,136,100
Commerce Bancshares, Inc.	28,940	1,300,853
JPMorgan Chase & Co.	100,000	5,922,000
M&T Bank Corp.	10,000	1,110,000
Northern Trust Corp.	22,500	1,466,325
PNC Financial Services Group, Inc.	45,000	3,805,650
State Street Corp.	25,000	1,463,000
T. Rowe Price Group, Inc.	75,000	5,509,500
U.S. Bancorp	75,000	3,044,250
		44,032,425
Health Care (13.6%)
Becton, Dickinson & Co.	50,000	7,591,000
C.R. Bard, Inc.	35,000	7,093,450
DENTSPLY SIRONA, Inc.	50,000	3,081,500
Edwards Lifesciences Corp. (a)	50,000	4,410,500
Express Scripts Holding Co. (a)	75,000	5,151,750
Johnson & Johnson, Inc.	60,000	6,492,000
Medtronic PLC	50,000	3,750,000
Merck & Co., Inc.	40,000	2,116,400
Mettler-Toledo International, Inc. (a)	7,500	2,585,700
St. Jude Medical, Inc.	20,000	1,100,000
Stryker Corp.	25,000	2,682,250
UnitedHealth Group, Inc.	5,000	644,500
Varian Medical Systems, Inc. (a)	20,000	1,600,400
		48,299,450

	Shares or
	Principal
	Amount($)

Industrials (10.4%)
3M Co.	35,000	5,832,050
Donaldson Co., Inc.	40,000	1,276,400
Emerson Electric Co.	20,000	1,087,600
Hubbell, Inc.	40,000	4,237,200
Illinois Tool Works, Inc.	50,000	5,122,000
Rockwell Collins, Inc.	55,000	5,071,550
Union Pacific Corp.	40,000	3,182,000
United Parcel Service, Inc., Class B	50,000	5,273,500
W.W. Grainger, Inc.	25,000	5,835,750
		36,918,050
Information Technology (14.5%)
Accenture PLC, Class A	70,000	8,077,999
Alphabet, Inc., Class A (a)	2,000	1,525,800
Alphabet, Inc., Class C (a)	10,000	7,449,500
Apple, Inc.	75,000	8,174,250
Automatic Data Processing, Inc.	70,000	6,279,700
EMC Corp.	40,000	1,066,000
Microsoft Corp.	150,000	8,284,500
Oracle Corp.	125,000	5,113,750
Visa, Inc.	75,000	5,736,000
		51,707,499
Materials (2.2%)
Air Products & Chemicals, Inc.	20,000	2,881,000
AptarGroup, Inc.	30,000	2,352,300
PPG Industries, Inc.	22,500	2,508,525
		7,741,825
Utilities (1.3%)
Consolidated Edison, Inc.	30,000	2,298,600
Eversource Energy	40,000	2,333,600
		4,632,200
TOTAL COMMON STOCKS (Cost $149,146,672)		268,672,234

CORPORATE BONDS (3.6%)

Consumer Staples (0.1%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	511,183

Financials (1.5%)
American Express Bank FSB, 6.00%, 9/13/17, MTN	200,000	212,410
American Express Co., 2.65%, 12/2/22	1,926,000	1,922,869
American Express Co., 7.00%, 3/19/18	1,500,000	1,646,079
John Deere Capital Corp., 5.35%, 4/3/18, MTN	1,000,000	1,080,330
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	500,000	609,967
		5,471,655
Health Care (0.3%)
Becton, Dickinson & Co., 3.13%, 11/8/21	1,000,000	1,034,360

Industrials (0.1%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	308,684

Information Technology (1.6%)
Apple, Inc., 3.25%, 2/23/26, Callable 11/23/25 @ 100	2,500,000	2,613,405
Oracle Corp., 5.75%, 4/15/18	750,000	820,272
Visa, Inc., 3.15%, 12/14/25, Callable 9/4/25 @ 100	2,000,000	2,090,310
		5,523,987
TOTAL CORPORATE BONDS (Cost $12,064,204)		12,849,869

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount($)	Fair Value ($)

MUNICIPAL BONDS (1.7%)
Florida (0.3%):
Florida State Board of Education, Series D, GO, 5.00%, 6/1/21, Callable 6/1/17 @ 101	1,000,000	1,059,790

Illinois (0.4%):
Illinois State, Series A, GO, 5.00%, 3/1/22, Callable 5/12/16 @ 100	600,000	601,092
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17 @ 100	500,000	510,065
Illinois State, Series A, GO, 5.00%, 6/1/29, Callable 12/1/16 @ 100	250,000	254,328
		1,365,485
Massachusetts (0.6%):
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	531,199
Massachusetts State Health & Educational Facilities Authority Revenue, Series A, 5.00%, 12/15/26, Callable 12/15/19 @ 100	1,500,000	1,720,604
		2,251,803
Washington (0.1%):
Washington State, Series C, GO, 5.00%, 2/1/26, Prerefunded 2/1/19 @ 100	250,000	278,570

Wisconsin (0.3%):
Wisconsin State, Series C, GO, 5.00%, 5/1/25, Prerefunded 5/1/18 @ 100	200,000	217,358
Wisconsin State, Series D, GO, 5.50%, 5/1/26, Prerefunded 5/1/18 @ 100	750,000	822,788
		1,040,146
TOTAL MUNICIPAL BONDS (Cost $5,802,043)		5,995,794

U.S. Government & U.S. Government AGENCY OBLIGATIONS (17.9%)
Federal Farm Credit Bank
2.63%, 8/12/19	11,500,000	12,126,163
2.85%, 3/2/28	2,000,000	2,059,800
2.95%, 1/27/25	2,000,000	2,139,656
3.14%, 12/5/29	2,500,000	2,611,618
3.39%, 2/1/28	2,000,000	2,173,608
3.85%, 12/26/25	2,770,000	3,143,698
		24,254,543
Federal Home Loan Bank
2.50%, 12/10/27	1,500,000	1,507,098
2.63%, 6/11/27	1,500,000	1,530,440
2.88%, 9/13/24	2,500,000	2,662,828
3.50%, 9/24/29	2,000,000	2,185,488
4.13%, 12/13/19	2,000,000	2,216,266
		10,102,120
U.S. Treasury Note
2.38%, 6/30/18	7,000,000	7,251,286
2.75%, 2/15/24	20,000,000	21,660,539
		28,911,825
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $60,316,438)		63,268,488

	Shares

INVESTMENT COMPANIES (0.8%)
JPMorgan U.S. Government Money Market Fund, 0.22%(b)	2,873,378	2,873,378
TOTAL INVESTMENT COMPANIES (Cost $2,873,378)		2,873,378

Total Investments (Cost $230,202,735) — 99.8%(c)		353,659,763
Other assets in excess of liabilities — 0.2%		745,586
NET ASSETS — 100.0%		$354,405,349

(a)                       Non-income producing security.

(b)                       Rate disclosed is the seven day yield as of March 31, 2016.

(c)                        See Federal Tax Information listed in the Notes to the Financial Statements.

ADR           American Depositary Receipt

FSB               Federal Savings Bank

GO                    General Obligation

MTN         Medium Term Note

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $230,202,735)	$353,659,763
Cash	122,512
Interest and dividends receivable	864,315
Receivable for capital shares issued	6,264
Receivable for tax reclaims	56,435
Prepaid expenses and other assets	17,110
Total Assets	354,726,399
Liabilities:
Payable for capital shares redeemed	17,982
Accrued expenses and other liabilities:
Investment adviser	221,319
Administration and accounting	10,718
Custodian	5,223
Shareholder servicing fees	530
Transfer agent	6,402
Trustee	262
Other	58,614
Total Liabilities	321,050
Net Assets	$354,405,349
Composition of Net Assets:
Capital	$216,312,598
Accumulated undistributed net investment income	955,245
Accumulated net realized gains from investment transactions	13,680,478
Net unrealized appreciation from investments	123,457,028
Net Assets	$354,405,349
Shares outstanding (par value $0.01, unlimited number of shares authorized)	8,661,582
Net Asset Value, Offering Price and Redemption price per share	$40.92

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Interest	$2,218,652
Dividends	5,737,480
Less: Foreign tax withholding	(17,892)
Total Investment Income	7,938,240
Expenses:
Investment adviser	2,636,952
Administration and accounting	376,004
Chief compliance officer	16,062
Custodian	58,318
Shareholder servicing	5,938
Transfer agency	35,806
Trustee	24,312
Other	156,254
Total expenses before fee reductions	3,309,646
Fees voluntarily reduced by the transfer agent	(12,034)
Net Expenses	3,297,612
Net Investment Income	4,640,628
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	16,469,857
Change in unrealized appreciation/depreciation from investments	(8,873,994)
Net realized/unrealized gains (losses) from investments	7,595,863
Change in Net Assets Resulting from Operations	$12,236,491

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$4,640,628	$4,117,970
Net realized gains from investment transactions	16,469,857	19,703,977
Change in unrealized appreciation/depreciation from investments	(8,873,994)	3,446,932
Change in Net Assets Resulting from Operations	12,236,491	27,268,879
Dividends:
Net investment income	(4,817,610)	(3,866,046)
Net realized gains from investment transactions	(14,994,468)	(8,430,347)
Change in Net Assets Resulting from Shareholder Dividends	(19,812,078)	(12,296,393)
Capital Share Transactions:
Proceeds from shares issued	24,649,358	30,246,451
Dividends reinvested	18,479,514	11,609,430
Cost of shares redeemed	(34,998,804)	(43,940,255)
Change in Net Assets Resulting from Capital Share Transactions	8,130,068	(2,084,374)
Change in Net Assets	554,481	12,888,112
Net Assets:
Beginning of period	353,850,868	340,962,756
End of period	$354,405,349	$353,850,868
Share Transactions:
Issued	599,690	729,305
Reinvested	463,610	280,083
Redeemed	(866,940)	(1,062,899)
Change in shares	196,360	(53,511)
Accumulated undistributed net investment income	$955,245	$1,169,040

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$41.80	$40.03	$36.08	$33.71	$31.56

Investment Activities:
Operations:
Net investment income	0.55	0.50	0.44	0.51	0.43
Net realized and unrealized gains from investment transactions	0.92	2.77	4.28	2.41	2.17
Total from investment activities	1.47	3.27	4.72	2.92	2.60

Dividends:
Net investment income	(0.57)	(0.47)	(0.44)	(0.51)	(0.45)
Net realized gains from investments	(1.78)	(1.03)	(0.33)	(0.04)	—
Total dividends	(2.35)	(1.50)	(0.77)	(0.55)	(0.45)

Net Asset Value, End of Period	$40.92	$41.80	$40.03	$36.08	$33.71
Total Return	3.65%	8.21%	13.13%	8.77%	8.36%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$354,405	$353,851	$340,963	$288,673	$257,031
Ratio of net expenses to average net assets	0.94%	0.92%	0.92%	0.96%	1.00%
Ratio of net investment income to average net assets	1.32%	1.19%	1.17%	1.51%	1.40%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	0.94%	0.93%	0.93%	0.96%	1.07%
Portfolio turnover rate	11.64%	17.74%	8.94%	7.43%	18.70%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)      During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund
March 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.3%)
Consumer Discretionary (11.1%)
Advance Auto Parts, Inc.	6,000	962,040
Autoliv, Inc.	10,000	1,184,800
Comcast Corp., Class A	50,000	3,054,000
Johnson Controls, Inc.	10,000	389,700
NIKE, Inc., Class B	30,000	1,844,100
Nordstrom, Inc.	15,000	858,150
Omnicom Group, Inc.	30,000	2,496,900
Ross Stores, Inc.	10,000	579,000
Starbucks Corp.	15,000	895,500
		12,264,190

Consumer Staples (12.8%)
Church & Dwight Co., Inc.	15,000	1,382,700
Colgate-Palmolive Co.	10,000	706,500
Costco Wholesale Corp.	15,000	2,363,700
CVS Health Corp.	15,000	1,555,950
Diageo PLC, Sponsored ADR	5,000	539,350
McCormick & Co., Inc.	7,000	696,360
PepsiCo, Inc.	12,500	1,281,000
Procter & Gamble Co.	12,500	1,028,875
Reckitt Benckiser Group PLC, Sponsored ADR	80,000	1,561,600
Sysco Corp.	25,000	1,168,250
The Hershey Co.	10,000	920,900
Wal-Mart Stores, Inc.	15,000	1,027,350
		14,232,535

Energy (4.3%)
Chevron Corp.	7,500	715,500
ConocoPhillips	15,000	604,050
Exxon Mobil Corp.	30,000	2,507,700
Schlumberger Ltd.	12,500	921,875
		4,749,125

Financials (16.4%)
American Express Co.	25,000	1,535,000
BB&T Corp.	32,500	1,081,275
Berkshire Hathaway, Inc. (a)	15,000	2,128,200
Chubb Ltd.	15,004	1,787,727
Cincinnati Financial Corp.	30,000	1,960,800
Commerce Bancshares, Inc.	8,681	390,211
JPMorgan Chase & Co.	35,000	2,072,700
M&T Bank Corp.	5,000	555,000
Northern Trust Corp.	10,000	651,700
PNC Financial Services Group, Inc.	20,000	1,691,400
State Street Corp.	12,500	731,500
T. Rowe Price Group, Inc.	30,000	2,203,800
U.S. Bancorp	35,000	1,420,650
		18,209,963

Health Care (18.0%)
Becton, Dickinson & Co.	17,000	2,580,940
C.R. Bard, Inc.	14,000	2,837,379
DENTSPLY SIRONA, Inc.	25,000	1,540,750
Edwards Lifesciences Corp. (a)	10,000	882,100
Express Scripts Holding Co. (a)	25,000	1,717,250
Johnson & Johnson, Inc.	30,000	3,246,000
Medtronic PLC	25,000	1,875,000
Merck & Co., Inc.	25,000	1,322,750
Mettler-Toledo International, Inc. (a)	1,500	517,140
St. Jude Medical, Inc.	5,000	275,000
Stryker Corp.	12,000	1,287,480
UnitedHealth Group, Inc.	10,000	1,289,000
Varian Medical Systems, Inc. (a)	7,500	600,150
		19,970,939
Industrials (12.1%)
3M Co.	9,000	1,499,670
Deere & Co.	7,500	577,425
Donaldson Co., Inc.	10,000	319,100
Hubbell, Inc.	12,500	1,324,125
Illinois Tool Works, Inc.	15,000	1,536,600
Rockwell Collins, Inc.	15,000	1,383,150
Union Pacific Corp.	25,000	1,988,750
United Parcel Service, Inc., Class B	20,000	2,109,400
W.W. Grainger, Inc.	11,500	2,684,445
		13,422,665

Information Technology (17.9%)
Accenture PLC, Class A	25,000	2,885,000
Alphabet, Inc., Class A (a)	750	572,175
Alphabet, Inc., Class C (a)	4,000	2,979,800
Apple, Inc.	32,500	3,542,175
Automatic Data Processing, Inc.	20,000	1,794,200
EMC Corp.	10,000	266,500
Microsoft Corp.	55,000	3,037,650
Oracle Corp.	50,000	2,045,500
Visa, Inc.	35,000	2,676,800
		19,799,800

Materials (3.6%)
Air Products & Chemicals, Inc.	7,000	1,008,350
AptarGroup, Inc.	10,000	784,100
PPG Industries, Inc.	20,000	2,229,800
		4,022,250

Utilities (2.1%)
Consolidated Edison, Inc.	15,000	1,149,300
Eversource Energy	20,000	1,166,800
		2,316,100
TOTAL COMMON STOCKS (Cost $66,220,124)		108,987,567

INVESTMENT COMPANIES (1.6%)

JPMorgan U.S. Government Money Market
Fund, 0.22%(b)	1,788,550	1,788,550
TOTAL INVESTMENT COMPANIES (Cost $1,788,550)		1,788,550

Total Investments (Cost $68,008,674) — 99.9%(c)		110,776,117
Assets in excess of other liabilities — 0.1%		54,808
NET ASSETS — 100.0%		$110,830,925

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of March 31, 2016.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

ADR       American Depositary Receipt

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $68,008,674)	$110,776,117
Cash	48,080
Dividends receivable	148,653
Receivable for tax reclaims	2,010
Prepaid expenses and other assets	4,655
Total Assets	110,979,515
Liabilities:
Payable for capital shares redeemed	50,000
Accrued expenses and other liabilities:
Investment adviser	69,226
Administration and accounting	3,314
Custodian	1,640
Shareholder servicing fees	150
Transfer agent	6,006
Trustee	57
Other	18,197
Total Liabilities	148,590
Net Assets	$110,830,925
Composition of Net Assets:
Capital	$62,929,980
Accumulated undistributed net investment income	236,174
Accumulated net realized gains from investment transactions	4,897,328
Net unrealized appreciation from investments	42,767,443
Net Assets	$110,830,925
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,626,813
Net Asset Value, Offering Price and Redemption price per share	$19.70

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Dividends	$2,270,042
Less: Foreign tax withholding	(1,508)
Total Investment Income	2,268,534
Expenses:
Investment adviser	815,501
Administration and accounting	115,618
Chief compliance officer	4,916
Custodian	18,607
Shareholder servicing	1,753
Transfer agency	34,079
Trustee	7,436
Other	48,401
Total expenses before fee reductions	1,046,311
Fees voluntarily reduced by the transfer agent	(12,034)
Net Expenses	1,034,277
Net Investment Income	1,234,257
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	6,530,280
Change in unrealized appreciation/depreciation from investments	(4,850,098)
Net realized/unrealized gains (losses) from investments	1,680,182
Change in Net Assets Resulting from Operations	$2,914,439

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$1,234,257	$1,013,873
Net realized gains from investment transactions	6,530,280	7,743,467
Change in unrealized appreciation/depreciation from investments	(4,850,098)	(754,251)
Change in Net Assets Resulting from Operations	2,914,439	8,003,089
Dividends:
Net investment income	(1,284,508)	(966,299)
Net realized gains from investment transactions	(6,393,088)	(2,029,175)
Change in Net Assets Resulting from Shareholder Dividends	(7,677,596)	(2,995,474)
Capital Share Transactions:
Proceeds from shares issued	4,569,753	7,156,034
Dividends reinvested	7,044,804	2,743,713
Cost of shares redeemed	(6,684,699)	(2,651,012)
Change in Net Assets Resulting from Capital Share Transactions	4,929,858	7,248,735
Change in Net Assets	166,701	12,256,350
Net Assets:
Beginning of period	110,664,224	98,407,874
End of period	$110,830,925	$110,664,224
Share Transactions:
Issued	234,638	350,684
Reinvested	365,964	133,125
Redeemed	(330,644)	(129,194)
Change in shares	269,958	354,615
Accumulated undistributed net investment income	$236,174	$304,834

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$20.66	$19.67	$16.85	$15.54	$14.46

Investment Activities:
Operations:
Net investment income	0.23	0.19	0.19	0.20	0.13
Net realized and unrealized gains from investment transactions	0.27	1.38	2.81	1.30	1.08
Total from investment activities	0.50	1.57	3.00	1.50	1.21

Dividends:
Net investment income	(0.24)	(0.19)	(0.18)	(0.19)	(0.13)
Net realized gains from investments	(1.22)	(0.39)	—	—	—
Total dividends	(1.46)	(0.58)	(0.18)	(0.19)	(0.13)

Net Asset Value, End of Period	$19.70	$20.66	$19.67	$16.85	$15.54
Total Return	2.59%	8.01%	17.84%	9.76%	8.50%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$110,831	$110,664	$98,408	$81,154	$69,574
Ratio of net expenses to average net assets	0.95%	0.94%	0.94%	1.00%	1.00%
Ratio of net investment income to average net assets	1.14%	0.96%	1.05%	1.28%	0.96%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	0.96%	0.95%	0.96%	1.01%	1.07%
Portfolio turnover rate	18.04%	19.49%	6.29%	5.69%	10.80%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund
March 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.9%)
Consumer Discretionary (15.9%)
Advance Auto Parts, Inc.	4,250	681,445
Autoliv, Inc.	4,250	503,540
Dollar General Corp.	7,725	661,260
Hasbro, Inc.	8,500	680,850
LKQ Corp. (a)	14,000	447,020
Nordstrom, Inc.	10,500	600,705
Omnicom Group, Inc.	11,500	957,145
O’Reilly Automotive, Inc. (a)	2,650	725,199
Ross Stores, Inc.	16,500	955,350
Sally Beauty Holdings, Inc. (a)	21,000	679,980
Service Corp. International	17,625	434,985
Williams Sonoma, Inc.	6,000	328,440
		7,655,919
Consumer Staples (7.3%)
Brown-Forman Corp., Class B	6,700	659,749
Campbell Soup Co.	8,000	510,320
Church & Dwight Co., Inc.	9,475	873,406
McCormick & Co., Inc.	6,000	596,879
The Hershey Co.	5,050	465,055
Whole Foods Market, Inc.	12,000	373,320
		3,478,729
Energy (3.1%)
Cabot Oil & Gas Corp.	9,250	210,068
Dril-Quip, Inc. (a)	9,450	572,292
FMC Technologies, Inc. (a)	15,475	423,396
Oceaneering International, Inc.	8,675	288,357
		1,494,113
Financials (17.2%)
Brown & Brown, Inc.	14,500	519,100
Cincinnati Financial Corp.	13,000	849,680
Commerce Bancshares, Inc.	8,747	393,177
Cullen/Frost Bankers, Inc.	6,450	355,460
Digital Realty Trust, Inc. (REIT)	5,500	486,695
Discover Financial Services	13,500	687,420
East West Bancorp, Inc.	9,350	303,688
Eaton Vance Corp.	11,550	387,156
FactSet Research Systems, Inc.	4,000	606,120
Jones Lang LaSalle, Inc.	5,375	630,595
M&T Bank Corp.	3,450	382,950
Moody’s Corp.	4,500	434,520
Northern Trust Corp.	10,000	651,700
SEI Investments Co.	10,500	452,025
Signature Bank (a)	2,600	353,912
T. Rowe Price Group, Inc.	10,825	795,204
		8,289,402
Health Care (13.4%)
C.R. Bard, Inc.	3,800	770,145
DENTSPLY SIRONA, Inc.	7,125	439,114
Laboratory Corp. of America Holdings (a)	4,000	468,520
MEDNAX, Inc. (a)	5,375	347,333
Mettler-Toledo International, Inc. (a)	2,000	689,520
Quintiles Transnational Holdings, Inc. (a)	6,400	416,640
ResMed, Inc.	5,400	312,228
St. Jude Medical, Inc.	9,000	495,000
STERIS PLC	6,150	436,958
The Cooper Companies, Inc.	4,500	692,865
Varian Medical Systems, Inc. (a)	3,800	304,076
Waters Corp. (a)	4,500	593,640
Zimmer Biomet Holdings, Inc.	4,300	458,509
		6,424,548
Industrials (14.8%)
AMETEK, Inc.	12,100	604,758
C.H. Robinson Worldwide, Inc.	4,600	341,458
Donaldson Co., Inc.	17,000	542,470
Expeditors International of Washington, Inc.	7,125	347,771
Hubbell, Inc.	6,000	635,580
IDEX Corp.	6,350	526,288
Kansas City Southern	5,500	469,975
Lincoln Electric Holdings, Inc.	8,000	468,560
Nordson Corp.	6,500	494,260
Rockwell Collins, Inc.	5,500	507,155
Sensata Technologies Holding NV (a)	12,875	500,065
W.W. Grainger, Inc.	3,750	875,363
Wabtec Corp.	9,750	773,077
		7,086,780
Information Technology (14.9%)
Amdocs Ltd.	11,500	694,829
Amphenol Corp., Class A	12,675	732,869
Check Point Software Technologies Ltd. (a)	6,750	590,423
Citrix Systems, Inc. (a)	6,500	510,770
DST Systems, Inc.	2,975	335,491
F5 Networks, Inc. (a)	5,625	595,406
Fiserv, Inc. (a)	3,300	338,514
IPG Photonics Corp. (a)	5,075	487,606
Juniper Networks, Inc.	20,825	531,246
Paychex, Inc.	9,650	521,197
Syntel, Inc. (a)	12,050	601,656
TE Connectivity Ltd.	7,275	450,468
Teradata Corp. (a)	10,500	275,520
The Western Union Co.	23,575	454,762
		7,120,757
Materials (6.1%)
AptarGroup, Inc.	10,500	823,305
Avery Dennison Corp.	10,525	758,958
Ball Corp.	8,125	579,231
International Flavors & Fragrances, Inc.	6,625	753,726
		2,915,220
Utilities (6.1%)
American Water Works Co., Inc.	5,950	410,134
Consolidated Edison, Inc.	5,600	429,072
Edison International	7,900	567,930
Eversource Energy	9,566	558,080
ONE Gas, Inc.	8,425	514,768
WEC Energy Group, Inc.	7,500	450,525
		2,930,509
TOTAL COMMON STOCKS (Cost $31,095,196)		47,395,977

INVESTMENT COMPANIES (1.1%)

JPMorgan U.S. Government Money Market
Fund, 0.22%(b)	534,551	534,551
TOTAL INVESTMENT COMPANIES (Cost $534,551)		534,551

Total Investments (Cost $31,629,747) — 100.0%(c)		47,930,528
Liabilities in excess of other assets — 0.0%		10,947
NET ASSETS — 100.0%		$47,941,475

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of March 31, 2016.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

REIT    Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $31,629,747)	$47,930,528
Cash	13,695
Dividends receivable	40,401
Prepaid expenses and other assets	4,136
Total Assets	47,988,760
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	28,695
Administration and accounting	1,433
Custodian	760
Shareholder servicing fees	416
Transfer agent	7,529
Trustee	33
Other	8,419
Total Liabilities	47,285
Net Assets	$47,941,475
Composition of Net Assets:
Capital	$30,346,924
Accumulated undistributed net investment income	49,520
Accumulated net realized gains from investment transactions	1,244,250
Net unrealized appreciation from investments	16,300,781
Net Assets	$47,941,475
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,136,042
Net Asset Value, Offering Price and Redemption price per share	$15.29

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Dividends	$735,408
Total Investment Income	735,408
Expenses:
Investment adviser	348,938
Administration and accounting	49,804
Chief compliance officer	2,101
Custodian	8,518
Shareholder servicing	4,031
Transfer agency	35,012
Trustee	3,179
Other	27,042
Total expenses before fee reductions	478,625
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(8,884)
Net Expenses	464,291
Net Investment Income	271,117
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,916,024
Change in unrealized appreciation/depreciation from investments	(2,689,050)
Net realized/unrealized gains (losses) from investments	226,974
Change in Net Assets Resulting from Operations	$498,091

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$271,117	$149,098
Net realized gains from investment transactions	2,916,024	2,132,406
Change in unrealized appreciation/depreciation from investments	(2,689,050)	2,988,513
Change in Net Assets Resulting from Operations	498,091	5,270,017
Dividends:
Net investment income	(248,030)	(147,759)
Net realized gains from investment transactions	(2,579,926)	(2,011,509)
Change in Net Assets Resulting from Shareholder Dividends	(2,827,956)	(2,159,268)
Capital Share Transactions:
Proceeds from shares issued	3,369,645	2,772,357
Dividends reinvested	2,645,794	1,991,145
Cost of shares redeemed	(3,426,525)	(1,984,811)
Change in Net Assets Resulting from Capital Share Transactions	2,588,914	2,778,691
Change in Net Assets	259,049	5,889,440
Net Assets:
Beginning of period	47,682,426	41,792,986
End of period	$47,941,475	$47,682,426
Share Transactions:
Issued	222,975	177,659
Reinvested	179,742	129,295
Redeemed	(225,472)	(128,644)
Change in shares	177,245	178,310
Accumulated undistributed net investment income	$49,520	$26,433

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$16.12	$15.03	$13.08	$12.34	$11.96

Investment Activities:
Operations:
Net investment income	0.09	0.05	0.04	0.08	0.03
Net realized and unrealized gains from investment transactions	0.05	1.82	2.30	1.01	0.78
Total from investment activities	0.14	1.87	2.34	1.09	0.81
Dividends:
Net investment income	(0.09)	(0.05)	(0.04)	(0.08)	(0.03)
Net realized gains from investments	(0.88)	(0.73)	(0.35)	(0.27)	(0.40)
Total dividends	(0.97)	(0.78)	(0.39)	(0.35)	(0.43)

Net Asset Value, End of Period	$15.29	$16.12	$15.03	$13.08	$12.34
Total Return	1.07%	12.65%	18.02%	9.20%	7.24%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$47,941	$47,682	$41,793	$34,875	$29,224
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.58%	0.34%	0.30%	0.68%	0.30%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	1.03%	1.02%	1.01%	1.08%	1.19%
Portfolio turnover rate	21.02%	15.76%	16.09%	16.44%	19.01%

(a)    During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
March 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.2%)
Consumer Discretionary (14.7%)
Big Lots, Inc.	1,675	75,861
Cheesecake Factory, Inc.	1,125	59,725
Choice Hotels International, Inc.	975	52,699
Dorman Products, Inc. (a)	1,075	58,502
Fossil Group, Inc. (a)	775	34,426
Gentherm, Inc. (a)	775	32,232
Interval Leisure Group, Inc.	2,200	31,768
Nordstrom, Inc.	1,300	74,373
Sally Beauty Holdings, Inc. (a)	1,775	57,474
Service Corp. International	3,200	78,976
Tenneco, Inc. (a)	775	39,920
Texas Roadhouse, Inc.	1,250	54,475
The Cato Corp., Class A	1,025	39,514
Tupperware Brands Corp.	375	21,743
Vitamin Shoppe, Inc. (a)	1,250	38,700
Williams Sonoma, Inc.	900	49,266
Wolverine World Wide, Inc.	1,300	23,946
		823,600

Consumer Staples (3.2%)
Flowers Foods, Inc.	3,000	55,379
Sanderson Farms, Inc.	525	47,345
The Boston Beer Co., Inc., Class A (a)	225	41,641
United Natural Foods, Inc. (a)	825	33,248
		177,613

Energy (3.7%)
Dril-Quip, Inc. (a)	600	36,336
FMC Technologies, Inc. (a)	2,025	55,404
Forum Energy Technologies, Inc. (a)	3,000	39,600
Oceaneering International, Inc.	1,300	43,212
RPC, Inc.	2,300	32,614
		207,166

Financials (23.9%)
Artisan Partners Asset Management, Inc.	975	30,069
Bank of Hawaii Corp.	1,075	73,400
Brown & Brown, Inc.	1,600	57,280
Cincinnati Financial Corp.	925	60,458
Cohen & Steers, Inc.	1,775	69,083
Commerce Bancshares, Inc.	1,225	55,064
CoreSite Realty Corp. (REIT)	1,175	82,262
Cullen/Frost Bankers, Inc.	350	19,289
CVB Financial Corp.	1,150	20,068
DuPont Fabros Technology, Inc. (REIT)	1,075	43,570
East West Bancorp, Inc.	1,675	54,404
Eaton Vance Corp.	2,300	77,096
Everest Re Group Ltd.	300	59,229
FactSet Research Systems, Inc.	325	49,248
Horace Mann Educators Corp.	975	30,898
Jones Lang LaSalle, Inc.	700	82,124
LaSalle Hotel Properties (REIT)	2,225	56,315
MarketAxess Holdings, Inc.	375	46,811
National Health Investors, Inc. (REIT)	725	48,227
SEI Investments Co.	1,025	44,126
Signature Bank (a)	350	47,642
SVB Financial Group (a)	625	63,780
Tanger Factory Outlet Centers, Inc. (REIT)	2,300	83,696
Texas Capital Bancshares, Inc. (a)	600	23,028
UMB Financial Corp.	1,150	59,375
		1,336,542

Health Care (12.3%)
Air Methods Corp. (a)	900	32,598
Anika Therapeutics, Inc. (a)	1,025	45,838
Chemed Corp.	400	54,180
Haemonetics Corp. (a)	825	28,859
Masimo Corp. (a)	875	36,610
MEDNAX, Inc. (a)	875	56,543
Mettler-Toledo International, Inc. (a)	250	86,190
Owens & Minor, Inc.	1,425	57,598
Quintiles Transnational Holdings, Inc. (a)	775	50,453
ResMed, Inc.	900	52,038
STERIS PLC	750	53,287
The Cooper Companies, Inc.	400	61,587
Varian Medical Systems, Inc. (a)	525	42,011
West Pharmaceutical Services, Inc.	400	27,728
		685,520
Industrials (16.7%)
Applied Industrial Technologies, Inc.	975	42,315
C.H. Robinson Worldwide, Inc.	600	44,537
CLARCOR, Inc.	775	44,787
Donaldson Co., Inc.	1,875	59,831
Expeditors International of Washington, Inc.	850	41,489
Franklin Electric Co., Inc.	975	31,366
Hub Group, Inc., Class A (a)	825	33,652
Hubbell, Inc.	675	71,503
IDEX Corp.	550	45,584
Kansas City Southern	575	49,134
Lincoln Electric Holdings, Inc.	800	46,856
Lindsay Corp.	350	25,064
Nordson Corp.	825	62,733
Sensata Technologies Holding NV (a)	775	30,101
The Middleby Corp. (a)	550	58,724
The Toro Co.	650	55,978
UniFirst Corp.	625	68,200
Valmont Industries, Inc.	350	43,344
Wabtec Corp.	975	77,307
		932,505

Information Technology (16.8%)
Amdocs Ltd.	925	55,889
CommVault Systems, Inc. (a)	775	33,457
DST Systems, Inc.	625	70,481
ExlService Holdings, Inc. (a)	825	42,735
F5 Networks, Inc. (a)	700	74,094
InterDigital, Inc.	675	37,564
IPG Photonics Corp. (a)	1,075	103,286
NetApp, Inc.	775	21,150
NETGEAR, Inc. (a)	1,075	43,397
Plantronics, Inc.	1,025	40,170
Polycom, Inc. (a)	3,300	36,795
Power Integrations, Inc.	500	24,830
Synaptics, Inc. (a)	325	25,916
Syntel, Inc. (a)	1,875	93,618
Tech Data Corp. (a)	575	44,143
Teradata Corp. (a)	1,975	51,824
The Western Union Co.	3,000	57,870
Ubiquiti Networks, Inc. (a)	1,050	34,934
WEX, Inc. (a)	575	47,932
		940,085

Materials (5.3%)
AptarGroup, Inc.	725	56,847
Avery Dennison Corp.	450	32,450
Calgon Carbon Corp.	3,100	43,462
International Flavors & Fragrances, Inc.	475	54,041
Minerals Technologies, Inc.	1,000	56,850
Silgan Holdings, Inc.	1,025	54,499
		298,149
Utilities (2.5%)
American States Water Co.	625	24,600
New Jersey Resources Corp.	875	31,876
ONE Gas, Inc.	1,350	82,485
		138,961
TOTAL COMMON STOCKS (Cost $4,796,468)		5,540,141

INVESTMENT COMPANIES (1.2%)

JPMorgan U.S. Government Money Market
Fund, 0.22%(b)	69,792	69,792
TOTAL INVESTMENT COMPANIES (Cost $69,792)		69,792

Total Investments (Cost $4,866,260) — 100.4%(c)		5,609,933
Liabilities in excess of other assets — (0.4)%		(21,370)
NET ASSETS — 100.0%		$5,588,563

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of March 31, 2016.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

REIT    Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $4,866,260)	$5,609,933
Cash	797
Dividends receivable	6,118
Receivable for capital shares issued	69
Receivable from Adviser	475
Prepaid expenses and other assets	2,533
Total Assets	5,619,925
Liabilities:
Payable for investments purchased	23,466
Accrued expenses and other liabilities:
Administration and accounting	211
Custodian	151
Shareholder servicing fees	4
Transfer agent	6,776
Trustee	1
Other	753
Total Liabilities	31,362
Net Assets	$5,588,563
Composition of Net Assets:
Capital	$4,678,711
Accumulated undistributed net investment income	12,819
Accumulated net realized gains from investment transactions	153,360
Net unrealized appreciation from investments	743,673
Net Assets	$5,588,563
Shares outstanding (par value $0.01, unlimited number of shares authorized)	447,409
Net Asset Value, Offering Price and Redemption price per share	$12.49

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Dividends	$68,479
Total Investment Income	68,479
Expenses:
Investment adviser	40,124
Administration and accounting	6,382
Chief compliance officer	235
Custodian	1,831
Shareholder servicing	5
Transfer agency	33,009
Trustee	355
Other	10,361
Total expenses before fee reductions	92,302
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(44,650)
Net Expenses	42,202
Net Investment Income	26,277
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	390,976
Change in unrealized appreciation/depreciation from investments	(553,723)
Net realized/unrealized gains (losses) from investments	(162,747)
Change in Net Assets Resulting from Operations	$(136,470)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$26,277	$4,140
Net realized gains from investment transactions	390,976	162,582
Change in unrealized appreciation/depreciation from investments	(553,723)	213,128
Change in Net Assets Resulting from Operations	(136,470)	379,850
Dividends:
Net investment income	(16,526)	(1,747)
Net realized gains from investment transactions	(350,500)	(264,517)
Change in Net Assets Resulting from Shareholder Dividends	(367,026)	(266,264)
Capital Share Transactions:
Proceeds from shares issued	1,339,502	600,028
Dividends reinvested	294,835	254,275
Cost of shares redeemed	(928,394)	(389,915)
Change in Net Assets Resulting from Capital Share Transactions	705,943	464,388
Change in Net Assets	202,447	577,974
Net Assets:
Beginning of period	5,386,116	4,808,142
End of period	$5,588,563	$5,386,116
Share Transactions:
Issued	102,400	45,724
Reinvested	24,528	19,850
Redeemed	(72,027)	(29,591)
Change in shares	54,901	35,983
Accumulated undistributed net investment income	$12,819	$3,651

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

						Period
	For the year		For the year	For the year	For the year	November 30,
	ended		ended	ended	ended	2011 through
	March 31,		March 31,	March 31,	March 31,	March 31,
	2016		2015	2014	2013	2012

Net Asset Value, Beginning of Period	$13.72		$13.49	$12.05	$11.09	$10.00

Investment Activities:
Operations:
Net investment income	0.06		0.01	(0.01)	0.04	—
Net realized and unrealized gains (losses) from investment transactions	(0.41)		0.97	2.40	1.05	1.09
Total from investment activities	(0.35)		0.98	2.39	1.09	1.09

Dividends:
Net investment income	(0.04)		—	—	(0.05)	—
Net realized gains from investments	(0.84)		(0.75)	(0.95)	(0.08)	—
Total dividends	(0.88)		(0.75)	(0.95)	(0.13)	—

Net Asset Value, End of Period	$12.49		$13.72	$13.49	$12.05	$11.09
Total Return	(2.34)%		7.69%	20.05%	10.00%	10.96	%(a)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$5,589		$5,386	$4,808	$4,719	$3,605
Ratio of net expenses to average net assets	0.79	%(d)	1.00%	1.00%	1.00%	1.00	%(b)
Ratio of net investment income to average net assets	0.49%		0.09%	(0.06)%	0.37%	0.03	%(b)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (c)	1.73%		1.73%	1.59%	2.02%	2.18	%(b)
Portfolio turnover rate	50.15%		33.07%	35.97%	33.83%	12.14	%(a)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)       Not annualized for periods less than one year.

(b)       Annualized for periods less than one year.

(c)        During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

(d)       The net expense ratio shown for the period represents the blended ratio of the current expense limit in effect as of June 1, 2015 and the higher expense limit in effect prior to that date.

See Notes to Financial Statements

Boston Trust Small Cap Fund
Schedule of Portfolio Investments	March 31, 2016

Security Description	Shares	Fair Value ($)
COMMON STOCKS (99.2%)
Consumer Discretionary (14.9%)
Big Lots, Inc.	103,000	4,664,870
Cheesecake Factory, Inc.	80,000	4,247,200
Choice Hotels International, Inc.	64,000	3,459,200
Dorman Products, Inc. (a)	84,000	4,571,280
DSW, Inc., Class A	111,000	3,068,040
Fossil Group, Inc. (a)	46,000	2,043,320
Gentherm, Inc. (a)	68,000	2,828,120
Hibbett Sports, Inc. (a)	47,000	1,687,300
Interval Leisure Group, Inc.	130,000	1,877,200
Sally Beauty Holdings, Inc. (a)	143,000	4,630,340
Tenneco, Inc. (a)	66,000	3,399,660
Texas Roadhouse, Inc.	77,000	3,355,660
The Cato Corp., Class A	80,000	3,084,000
Tupperware Brands Corp.	32,000	1,855,360
Urban Outfitters, Inc. (a)	54,000	1,786,860
Vitamin Shoppe, Inc. (a)	72,000	2,229,120
Wolverine World Wide, Inc.	84,000	1,547,280
		50,334,810
Consumer Staples (2.5%)
Sanderson Farms, Inc.	28,000	2,525,040
The Boston Beer Co., Inc., Class A (a)	18,000	3,331,260
United Natural Foods, Inc. (a)	65,000	2,619,500
		8,475,800
Energy (3.3%)
Dril-Quip, Inc. (a)	41,000	2,482,960
Forum Energy Technologies, Inc. (a)	185,000	2,442,000
Natural Gas Services Group, Inc. (a)	81,000	1,752,030
Oceaneering International, Inc.	80,000	2,659,200
RPC, Inc.	139,000	1,971,020
		11,307,210
Financials (24.3%)
Artisan Partners Asset Management, Inc.	76,000	2,343,840
Bank of Hawaii Corp.	102,000	6,964,560
BBCN Bancorp, Inc.	108,900	1,654,191
Cohen & Steers, Inc.	134,000	5,215,280
Commerce Bancshares, Inc.	88,000	3,955,600
CoreSite Realty Corp. (REIT)	85,000	5,950,850
CVB Financial Corp.	70,425	1,228,916
Dime Community Bancshares, Inc.	150,000	2,643,000
DuPont Fabros Technology, Inc. (REIT)	157,000	6,363,210
Eagle Bancorp, Inc. (a)	48,000	2,304,000
Eaton Vance Corp.	136,000	4,558,720
First NBC Bank Holding Co. (a)	68,000	1,400,120
Greenhill & Co., Inc.	41,000	910,200
HFF, Inc., Class A	59,000	1,624,270
Horace Mann Educators Corp.	64,000	2,028,160
Independent Bank Corp.	68,000	3,125,280
Infinity Property & Casualty Corp.	38,000	3,059,000
Lakeland Financial Corp.	44,000	2,014,320
LaSalle Hotel Properties (REIT)	134,800	3,411,788
MarketAxess Holdings, Inc.	24,000	2,995,920
National Health Investors, Inc. (REIT)	43,000	2,860,360
Tanger Factory Outlet Centers, Inc. (REIT)	147,000	5,349,330
Texas Capital Bancshares, Inc. (a)	46,000	1,765,480
Tompkins Financial Corp.	28,000	1,792,000
Trustmark Corp.	84,000	1,934,520
UMB Financial Corp.	91,000	4,698,330
		82,151,245
Health Care (14.5%)
Air Methods Corp. (a)	79,000	2,861,380
Anika Therapeutics, Inc. (a)	75,000	3,354,000
Atrion Corp.	5,000	1,976,800
Bio-Techne Corp.	27,000	2,552,040
Bruker Corp.	131,000	3,668,000
Chemed Corp.	31,000	4,198,950
Computer Programs & Systems, Inc.	62,000	3,231,440
CorVel Corp. (a)	28,000	1,103,760
Ensign Group, Inc.	139,000	3,146,960
Haemonetics Corp. (a)	85,000	2,973,300
Masimo Corp. (a)	102,000	4,267,680
Meridian Bioscience, Inc.	202,000	4,163,220
Owens & Minor, Inc.	144,000	5,820,480
U.S. Physical Therapy, Inc.	65,000	3,232,450
West Pharmaceutical Services, Inc.	38,000	2,634,160
		49,184,620
Industrials (14.5%)
Applied Industrial Technologies, Inc.	101,000	4,383,400
Chart Industries, Inc. (a)	68,000	1,476,960
CLARCOR, Inc.	83,000	4,796,570
Donaldson Co., Inc.	81,000	2,584,710
Franklin Electric Co., Inc.	119,000	3,828,230
Genesee & Wyoming, Inc., Class A (a)	22,000	1,379,400
Herman Miller, Inc.	89,000	2,749,210
Hub Group, Inc., Class A (a)	85,000	3,467,150
Landstar System, Inc.	27,000	1,744,470
Lincoln Electric Holdings, Inc.	44,000	2,577,080
Lindsay Corp.	29,000	2,076,690
Nordson Corp.	27,000	2,053,080
Tennant Co.	75,000	3,861,000
The Toro Co.	37,000	3,186,440
UniFirst Corp.	50,000	5,456,000
Valmont Industries, Inc.	28,000	3,467,520
		49,087,910
Information Technology (18.0%)
Coherent, Inc. (a)	33,000	3,032,700
CommVault Systems, Inc. (a)	65,000	2,806,050
DHI Group, Inc. (a)	339,000	2,735,730
DST Systems, Inc.	43,900	4,950,603
ExlService Holdings, Inc. (a)	66,000	3,418,800
InterDigital, Inc.	63,000	3,505,950
IPG Photonics Corp. (a)	51,000	4,900,080
NETGEAR, Inc. (a)	80,000	3,229,600
NIC, Inc.	188,000	3,389,640
Plantronics, Inc.	101,000	3,958,190
Polycom, Inc. (a)	226,000	2,519,900
Power Integrations, Inc.	66,000	3,277,560
Synaptics, Inc. (a)	19,000	1,515,060
Syntel, Inc. (a)	110,000	5,492,300
Tech Data Corp. (a)	45,000	3,454,650
Teradata Corp. (a)	116,000	3,043,840
Ubiquiti Networks, Inc. (a)	67,000	2,229,090
WEX, Inc. (a)	40,000	3,334,400
		60,794,143
Materials (3.7%)
Calgon Carbon Corp.	151,000	2,117,020
Minerals Technologies, Inc.	72,000	4,093,200
Quaker Chemical Corp.	36,000	3,054,960
Silgan Holdings, Inc.	63,000	3,349,710
		12,614,890
Utilities (3.5%)
American States Water Co.	55,000	2,164,800
New Jersey Resources Corp.	85,000	3,096,550
ONE Gas, Inc.	110,000	6,721,000
		11,982,350
TOTAL COMMON STOCKS (Cost $288,041,231)		335,932,978

INVESTMENT COMPANIES (0.7%)

JPMorgan U.S. Government Money Market Fund, 0.22%(b)	2,531,990	2,531,990
TOTAL INVESTMENT COMPANIES (Cost $2,531,990)		2,531,990
Total Investments (Cost $290,573,221) — 99.9%(c)		338,464,968
Other assets in excess of liabilities — 0.1%		191,464
NET ASSETS — 100.0%		$338,656,432

(a)                                 Non-income producing security.

(b)                                 Rate disclosed is the seven day yield as of March 31, 2016.

(c)                                  See Federal Tax Information listed in the Notes to the Financial Statements.

REIT                  Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $290,573,221)	$338,464,968
Cash	48,140
Dividends receivable	446,684
Receivable for investments sold	1,128,160
Receivable for capital shares issued	170,467
Prepaid expenses and other assets	19,125
Total Assets	340,277,544
Liabilities:
Payable for investments purchased	1,154,611
Payable for capital shares redeemed	126,336
Accrued expenses and other liabilities:
Investment adviser	213,641
Administration and accounting	9,907
Custodian	6,589
Shareholder servicing fees	42,385
Transfer agent	8,616
Trustee	37
Other	58,990
Total Liabilities	1,621,112
Net Assets	$338,656,432
Composition of Net Assets:
Capital	$283,969,547
Accumulated undistributed net investment income	621,907
Accumulated net realized gains from investment transactions	6,173,231
Net unrealized appreciation from investments	47,891,747
Net Assets	$338,656,432
Shares outstanding (par value $0.01, unlimited number of shares authorized)	26,580,821
Net Asset Value, Offering Price and Redemption price per share	$12.74

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Dividends	$5,427,083
Total Investment Income	5,427,083
Expenses:
Investment adviser	2,838,811
Administration and accounting	400,414
Chief compliance officer	17,796
Custodian	64,964
Shareholder servicing	508,558
Transfer agency	39,426
Trustee	27,230
Other	179,867
Total expenses before fee reductions	4,077,066
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(297,469)
Net Expenses	3,774,147
Net Investment Income	1,652,936
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	35,027,795
Change in unrealized appreciation/depreciation from investments	(44,598,483)
Net realized/unrealized gains (losses) from investments	(9,570,688)
Change in Net Assets Resulting from Operations	$(7,917,752)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$1,652,936$	791,676
Net realized gains from investment transactions	35,027,795	47,957,282
Change in unrealized appreciation/depreciation from investments	(44,598,483)	(34,259,948)
Change in Net Assets Resulting from Operations	(7,917,752)	14,489,010
Dividends:
Net investment income	(1,493,172)	(386,517)
Net realized gains from investment transactions	(58,309,973)	(31,345,842)
Change in Net Assets Resulting from Shareholder Dividends	(59,803,145)	(31,732,359)
Capital Share Transactions:
Proceeds from shares issued	20,953,558	13,576,896
Dividends reinvested	58,903,085	31,322,227
Cost of shares redeemed	(113,160,602)	(124,266,848)
Change in Net Assets Resulting from Capital Share Transactions	(33,303,959)	(79,367,725)
Change in Net Assets	(101,024,856)	(96,611,074)
Net Assets:
Beginning of period	439,681,288	536,292,362
End of period	$338,656,432$	439,681,288
Share Transactions:
Issued	1,559,272	907,477
Reinvested	4,855,984	2,178,180
Redeemed	(8,756,963)	(8,264,667)
Change in shares	(2,341,707)	(5,179,010)
Accumulated undistributed net investment income	$621,907$	563,027

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$15.20	$15.73	$14.25	$13.24	$14.00

Investment Activities:
Operations:
Net investment income	0.06	0.03	—	0.05	0.01
Net realized and unrealized gains (losses) from investment transactions	(0.25)	0.51	2.66	1.43	0.20
Total from investment activities	(0.19)	0.54	2.66	1.48	0.21

Dividends:
Net investment income	(0.06)	(0.01)	—	(0.05)	(0.01)
Net realized gains from investments	(2.21)	(1.06)	(1.18)	(0.42)	(0.96)
Total dividends	(2.27)	(1.07)	(1.18)	(0.47)	(0.97)

Net Asset Value, End of Period	$12.74	$15.20	$15.73	$14.25	$13.24
Total Return	(0.52)%	3.81%	18.74%	11.61%	2.35%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$338,656	$439,681	$536,292	$502,789	$328,009
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.44%	0.17%	0.02%	0.38%	0.05%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	1.08%	1.05%	1.07%	0.99%	1.09%
Portfolio turnover rate	37.42%	28.62%	34.50%	33.34%	30.99%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

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Environmental, Social and Governance Research and Action Update (Unaudited)

Walden is optimistic that proxy voting results early in the 2016 season of annual general meetings (AGMs) reveal extraordinary momentum in support of corporate reporting on environmental, social, and governance (ESG) performance.

Sustainability Reporting Resolutions Gain Traction

Sixty-one percent of shares at diversified filter manufacturer CLARCOR supported Walden’s resolution seeking a report on ESG policies, performance, and goals, including greenhouse gas (GHG) emission reduction goals. With this result, CLARCOR joins the relatively small number of companies to receive a majority vote in support of an environmental or social resolution. According to proxy advisor ISS, only one environmental or social proposal, out of 474 submitted, received majority support in 2015. Shareholder support increased steadily since Walden introduced this sustainability reporting proposal at CLARCOR’s AGM in 2014.

Even a majority vote on shareholder resolutions, which are almost always non-binding, does not compel action. Yet communication with CLARCOR subsequent to the AGM suggests that the company intends to move forward in reporting ESG information to investors and other stakeholders. Walden and our co-filing partners are pleased with this outcome and look forward to engaging with CLARCOR on sustainability reporting.

Similarly, Walden’s third-year ESG reporting resolution at ESCO Technologies, another filtration products company, earned 43 percent support in 2016, compared to 28 percent last year. ESCO affirmed that shareholder interest led the Board to authorize steps toward ESG reporting, including consultation with external experts.

After five consecutive years of leading a sustainability reporting resolution at diversified manufacturer Emerson Electric, Walden decided to focus specifically on GHG goals in our 2016 proposal. Simultaneously, a sustainability reporting resolution remained on the ballot under the joint leadership of Mercy Investment Services and Wespath Investment Management. As with CLARCOR and ESCO, investor support for ESG reporting increased substantially to 47 percent in 2016, from 39 percent last year. Support for Walden’s first-time resolution on establishing GHG goals was also strong at 31 percent. After the vote, Emerson Electric indicated a willingness to move forward on sustainability reporting.

We cannot know with certainty the reasons for the surge in support for these sustainability reporting resolutions or if this trend will continue throughout the proxy season. We do know that more asset owners and investment firms are declaring their commitment to integrate ESG analysis into investment decision-making and ownership practices—the United Nations backed Principles for Responsible Investment (PRI) now counts 1,380 signatories who collectively represent US $59 trillion in assets under management. Investors rely on comprehensive sustainability reporting to adequately assess a company’s ESG risks and opportunities.

Environmental Practices: Resolutions Withdrawn

Walden withdrew our shareholder proposal asking Hubbell, an international manufacturer of electrical and electronic products, to set public goals to increase company-wide energy productivity. Investments in energy efficiency reduce GHG emissions while enabling companies to manage volatile energy prices and decrease costs. Hubbell committed to complete a baseline survey of company facilities and operations in 2016, and intends subsequently to establish and announce an energy efficiency goal.

Walden has participated in a multi-year dialogue with PPG, a global supplier of paints, coatings, and specialty materials, to encourage the removal of lead from industrial paints sold abroad (the last of its products to contain lead). Lead is a potent neurotoxin with serious consequences to humans and animals exposed through environmental contamination. As part of this discussion, Walden joined Trillium Asset Management’s resolution on integrating sustainability metrics into the performance assessment of senior executives. The resolution was withdrawn with PPG’s commitment to expand reporting on the link between ESG performance and senior executive compensation. Meanwhile, we continue to make the case for the removal of lead from all PPG products.

Other Initiatives

Lobbying Disclosure: For many years Walden and AFSCME have co-led a shareholder campaign to enhance disclosure of corporate lobbying activities including federal and state lobbying payments, dues to trade associations used for lobbying, and monetary support of tax exempt organizations that write or endorse model legislation. Comprehensive lobbying disclosure enables investors to evaluate the consistency of a company’s public policy advocacy with its stated positions and goals, and to assess associated risk. For 2016, shareholder resolutions have been filed at 50 companies by 66 institutional and individual investors. These resolutions generally receive significant investor support (an average of 26 percent in 2015) and have prompted numerous companies to enhance lobbying disclosure.

The equities of the companies in bold-face above were holdings of one or more of the Walden Funds as of March 31, 2016, or have since been acquired by the Fund(s).

Gender Pay Gap: Walden provided public comments in support of an Equal Employment Opportunity Commission (EEOC) proposal that would require all employers with more than 100 employees to include pay data in their Employer Information Report, which currently provides gender and racial workforce composition data by job category. Walden explained why we believe that increased transparency with respect to compensation in the U.S. workforce is likely to reduce the persistent gender wage gap, in turn fostering more equitable compensation practices that would help diminish overall income inequality and contribute positively to economic growth. We also participated in a signatory letter to 100 large companies seeking their public support of the EEOC initiative and their commitment to calculate and report on their wage analysis.

A Closer Look: Engaging on Water Risk

Consumption of water is fundamental to human survival, and an abundant supply of quality water is vital to our ability to produce food. With agriculture already accounting for 70 percent of global fresh water usage(1) and the global population expected to reach approximately 9.6 billion by 2050(2), growing enough food to feed everyone on this finite natural resource will be a continuing challenge.

Climate change exacerbates this challenge. Adverse water events such as pollution, shortages, or inundation are occurring more frequently. In the past year alone: lead-contaminated water prompted a state of emergency in Flint, Michigan; California experienced its fourth year of crippling drought; millions in São Paulo, Brazil faced daily water shutoffs as the biggest city in the Western Hemisphere runs dangerously close to fully depleting its water supply; and more than 70 people died in Chennai, India due to flooding caused from over a week of heavy rains.

Managing water risk more effectively, while looking for opportunities for water efficiency and supply resiliency, is an important call to action from both a humanitarian and financial perspective. For years, Walden Asset Management has engaged with companies on this issue, many of which have made progress on measuring, managing, and mitigating water risk.

Case In Point: Flowers Foods

In August 2015, Walden joined a Ceres-coordinated coalition of investors with over $1.9 trillion in combined assets under management in writing to 15 food and beverage companies requesting improved disclosure on water risk. Walden followed up more comprehensively with Flowers Foods, a Georgia based bakery company, on how it manages water within its supply chain and direct operations. The company’s response to our inquiry was received simultaneously with our filing a shareholder resolution.

The resolution was withdrawn quickly following direct communication from the CEO, Allen Shiver, and a constructive dialogue with key personnel from Flowers Foods including the CEO, CFO, Director of Sustainability, and Executive VP of Corporate Relations, among others. They plan to expand their commitment to corporate sustainability in 2016 by responding to the 2016 CDP Water Survey and commencing sustainability reporting following the Global Reporting Initiative (GRI) guidelines as soon as possible. GRI guidelines are considered to be the gold standard on sustainability disclosure.

Beyond improving its own transparency, Flowers Foods is actively leveraging its influence in the bakery industry to improve resiliency within the wheat supply chain. The company reported that it was reaching out to its major suppliers to assess their water risks and encourage more disclosure. Flowers Foods holds a leadership position within the American Bakers’ Association (ABA), which recently partnered with the sustainable agriculture NGO Field to Market (FTM). FTM works presently with select wheat growers to provide technical resources and anonymous peer-to-peer benchmarking to improve crop production and natural resource management. Through ABA, Flowers Foods will be working with FTM to develop a pilot project to expand water management data down the flour value chain.

We commend Flowers Foods for these plans as well as its openness to dialogue with its shareholders. Walden looks forward to discussions with the company as it implements these changes.

(1)    Clay, J. (2004) World Agriculture and the Environment: A Commodity-by-Commodity Guide to Impacts and Practices, Island Press.

(2)    “The World Population Situation in 2014.” Department of Economic and Social Affairs Population Division, United Nations, 2014.

The information contained herein has been prepared from sources and data we believe to be reliable, but we make no guarantee as to its adequacy, accuracy, timeliness, or completeness. We cannot and do not guarantee the suitability or profitability of any particular investment. No information herein is intended as an offer or solicitation of an offer to sell or buy, or as a sponsorship of any company, security, or fund. Neither Walden nor any of its contributors makes any representations about the suitability of the information contained herein. Opinions expressed herein are subject to change without notice.

The equities of the companies in bold-face above were holdings of one or more of the Walden Funds as of March 31, 2016, or have since been acquired by the Fund(s).

Walden Asset Management Fund

Walden Equity Fund

March 31, 2016

William H. Apfel, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The investment objective of the Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The investment objective of the Walden Equity Fund is to seek long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in “emerging markets.”

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Walden Asset Management Fund returned 3.10% for the fiscal year ended March 31, 2016, a result better than both the S&P 500 and the Barclays U.S. Government/Credit Bond Index, which posted gains of 1.78% and 1.75%, respectively. The Walden Equity Fund provided a total return of 2.92% for the same period, a result similar to that of the equity segment of the Asset Management Fund. Good relative results over the last three quarters of the fiscal year stand in contrast to returns that trailed major indices—but provided attractive absolute returns—during the prior three-year period of soaring equity markets. Long-term results remain attractive on an absolute, relative, and risk-adjusted basis.

The pattern of returns was similar to most (but not all) past periods of high volatility: the Funds lost less ground as markets fell sharply and nearly kept pace as they recovered. Most prominently, our equity valuation discipline aided results as speculatively valued stocks were among the worst performers. As investors became more cautious, they seemed to shift their focus from companies they hoped would produce outsized growth to those more likely to produce steady profits and cash flows. Despite the volatility, returns for high-quality bonds were similar to those for large-cap equity indices. Thus, the higher than historical average equity allocation in the Asset Management Fund had little effect on results (although holding the allocation steady through two 10%+ equity market sell-offs proved beneficial to shareholders).

As market participants favored stability in an uneven economic environment, it’s unsurprising that consumer staples would be among the leading sectors. Our relative overweight to the group in both Funds was a positive contributor to returns. However, our stock selection detracted from results. Foreign currency effects were a detriment to a number of our holdings, many of which have significant overseas exposure, and were a headwind for relative performance. However, the primary culprit was what we did not own: tobacco stocks, which posted a roughly 36% aggregate return during the fiscal year.

Both Funds benefitted from selections in the health care sector. This has been a sector that has challenged our investment discipline frequently during the past several years as enthusiasm for innovative drug discovery businesses often led to soaring stock prices. During the first calendar quarter of 2016, stocks of several such companies declined dramatically. While we are not yet prepared to invest in some of the most speculative companies, we may find new opportunities in the pharmaceutical and biotech sectors if valuations become more attractive. The Funds both hold a diversified portfolio of healthcare businesses including research and testing firms, medical device manufacturers, and moderately valued pharmaceutical companies with proven drug portfolios; our holdings, in aggregate over the last year, returned close to 3%, while the sector index lost more than 6% for the same period.

At fiscal year-end, the Walden Asset Management Fund equity allocation remains above historical averages. We must caution that we do not have high expectations for equity market returns over the next several years given today’s valuations, as gains over the next year or two are most likely to be attributable to earnings growth, dividends, and share buybacks. We believe that amidst slow global growth, large increases in these items will be difficult to achieve. Nonetheless, barring an unexpected downturn in the economy, incremental progress is likely. In contrast, at today’s rates, bonds offer little other than a measure of protection in the most adverse economic scenarios. Fixed income investments remain focused on high-quality issuers and intermediate maturities.

Investment Performance (Unaudited)	Walden Asset Management Fund
Walden Equity Fund
March 31, 2016

	For the year ended 3/31/16
	Annualized
				Since
				Inception
	1 Year	5 Years	10 Years	(6/18/99)
Walden Asset Management Fund(1)	3.10%	7.55%	5.54%	4.81%
Walden Equity Fund(1)	2.92%	9.47%	6.82%	5.43%
S&P 500 Index	1.78%	11.58%	7.01%	4.55%
Barclays U.S. Government/Credit Bond Index	1.75%	4.04%	4.93%	5.41%
Citigroup 90-Day U.S. Treasury Bill Index	0.08%	0.06%	1.07%	1.88%
Morningstar U.S. Open-End Moderate Allocation Funds Average	-2.86%	5.45%	4.37%	4.11%

Hypothetical Growth of a $100,000 Investment

The charts represent a 10-year hypothetical $100,000 investment in the Walden Asset Management Fund and Walden Equity Fund, and represents the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Asset Management Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Barclays U.S. Government/Credit Bond Index is a component of the Barclays U.S. Aggregate Index. The Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The Morningstar U.S. Open-End Moderate Allocation Funds Average represents performance of portfolios that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these services. Investors cannot invest directly in an index or an average.

Walden Asset Management Fund

Fund Net Asset Value:	$15.32
Gross Expense Ratio(1):	1.04%

Walden Equity Fund

Fund Net Asset Value:	$17.88
Gross Expense Ratio(1):	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Funds’ Gross Expense Ratio is from the most recent prospectus, dated August 1, 2015. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Walden Asset Management Fund’s and the Walden Equity Fund’s Net Expense Ratio would be 1.00%. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of March 31, 2016 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2016 and may be terminated thereafter.

Walden Midcap Fund

March 31, 2016

Stephen J. Amyouny, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

Over the last year, equity markets across the globe have experienced significantly greater volatility with the broad domestic equity market experiencing two declines of 10% or more within the last year. For mid-cap investors, the decline has been even greater with the Russell Midcap® Index declining nearly 20% from its peak in April 2015 through its trough in February 2016. Several factors contributed to this heightened volatility, including the uncertain timing and magnitude of future interest rate hikes by the Federal Reserve and decelerating economic growth in China, Russia, Brazil, and other emerging nations. Yet, most observers would agree that the precipitous decline and related movements in the price of oil has been the primary cause of this period of elevated volatility.

For the 12-month period ended March 31, 2016, the Walden Midcap Fund posted a total return of 1.27%, which exceeded the benchmark Russell Midcap Index total return of -4.04%. This strong relative performance was primarily attributable to the outperformance of higher quality stocks compared to lower quality stocks. The Fund also benefitted from our valuation discipline as speculatively valued stocks were among the worst performers.

Portfolio returns in the healthcare sector were particularly noteworthy. We have previously cautioned against the speculative interest and outsized returns in recent years of biotechnology and specialty pharmaceutical companies. Stocks of companies without earnings, and in some cases without sales, have attracted the interest of investors seeking to capitalize on potential new drug discoveries. Unfortunately, however, drug development and the commercialization of new therapies are highly uncertain activities that by their very nature entail substantial risk. Our long-standing investment discipline has led us to avoid companies with such risky profiles and uncertain futures. As a result, we did not suffer from the sharp declines experienced among this group of stocks. Our healthcare positions are diversified among medical equipment and devices manufacturers, life sciences and tools companies, and service providers that we believe have stable business models, healthy financials, attractive growth prospects, and reasonable valuations.

In general, investors have rewarded companies with stable businesses, expectations for steady earnings and cash flows, and attractive dividend profiles. Stocks within the utilities and consumer staples sector were the primary beneficiaries of this trend. Not surprisingly, these two sectors were the only ones within the Russell Midcap Index to post positive returns over the last year. The Fund’s holdings in these two sectors contributed positively to overall returns. Real estate investment trusts(1), which generally pay healthy dividends and benefit from low interest rates, also performed relatively well, although underrepresentation in this industry detracted from overall portfolio results.

Portfolio Strategy

The Fund remains well diversified among higher quality companies with solid financials, ample cash flows, and reasonable valuations. During this period of heightened market volatility, this strict investment discipline has contributed to the strong relative performance of our portfolios. We will continue to avoid those companies with less-established or unproven business models and uncertain futures, many of which have come under pressure in recent months. Yet, we also recognize that investors have recently rewarded companies with the financial profiles in which we invest. For this reason, relative valuations among stocks within this group, including certain consumer staples and utility companies, have become less attractive. We must be careful not to overpay for the safety and stability that comes with these types of companies. Likewise, we have also identified stocks of some higher quality companies that have solid businesses yet greater cyclicality and have thus come under pressure due to the global economic issues outlined above. As these stocks now sell at reasonable valuations, we as long-term investors, view this as a potential buying opportunity for what may prove to be attractive investments.

(1)         REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. Most REITs trade on major stock exchanges or over-the-counter. Investments in the Fund is subject to the risk related to a direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Investment Performance (Unaudited)	Walden Midcap Fund
March 31, 2016

	For the year ended 3/31/16
	Annualized
		Since Inception
	1 Year	8/1/11
Walden Midcap Fund(1)	1.27%	10.96%
Russell Midcap® Index	-4.04%	12.06%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden Midcap Fund from August 1, 2011 to March 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.57
Gross Expense Ratio(1):	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2015. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2016 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2016 and may be terminated thereafter.

Walden SMID Cap Innovations Fund

March 31, 2016

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The investment objective of the Walden SMID Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle (“mid”) capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. smaller-cap markets declined in the fiscal year ended March 31, 2016, with the benchmark Russell 2500TM Index declining 7.31%. The Walden SMID Cap Innovations Fund, which invests in the stocks of higher quality, more reasonably valued companies, posted a total return of -2.47%, outperforming the benchmark by 4.84%. This is consistent with our expectations that the Fund participate in rising markets while protecting in down and volatile markets.

The past year has been a volatile period for global markets, including U.S. smaller-cap equities. Market conditions improved toward the end of the fiscal year reflecting positive U.S. economic data, a rebound in oil prices, and assurances from the U.S. Federal Reserve that the pace of interest rate increases will be measured. The Russell 2500TM ended the fiscal year down approximately 7%, after having declined around 21% through mid-February. The market decline, and the accompanying uptick in market volatility, is not unusual in a longer term context. However, it surprised many investors who had grown accustomed to the relatively benign market conditions from early in 2012 through the middle of 2015. Measures of market volatility, such as high-yield credit spreads and the CBOE Russell 2000 Volatility IndexSM (or RVXSM)(1), moved up during the year, before receding by period end. These volatility measures indicate a market more attuned to risk, which we think is favorable to our investment style.

Portfolio Strategy

The Fund’s investment style favors reasonably valued stocks of higher quality companies (persistently profitable firms with strong balance sheets and sustainable business models). Our analysis of the past year suggests that stocks of higher quality companies outperformed the benchmark, and that we added value through security selection within our high-quality style.

The Fund seeks to maintain portfolio sector weights comparable to those of the Index in order to ensure broad diversification. Security selection contributed to better relative returns in several sectors, including health care and financials, while consumer staples and telecommunications were relative detractors. Most significantly, the Fund holds no smaller cap biotechnology stocks, which declined approximately 36% in the past year. Top individual stock contributors to Fund performance this fiscal year were ONE Gas (OGS), Airgas (ARG), CoreSite Realty (COR), MarketAxess (MKTX), and Thoratec (THOR). Laggards this fiscal year were Jones Lang LaSalle (JLL), Encore Capital (ECPG), United Natural Foods (UNFI), Williams-Sonoma (WSM), and Teradata (TDC).*

We see multiple paths for the Fund to continue to add value, including superior company fundamentals, stronger balance sheets, and the Fund’s valuation discount to the benchmark. Over the long term, we believe stock prices follow company fundamental results. Compared to the benchmark, the Fund is invested in companies with superior returns on invested capital, less reliance on capital markets to fund investments, more stable ROIC, and stronger long-term revenue and earnings growth. The Russell 2500TM ended March with a weighted average price-to-earnings ratio(2) of 38x on a trailing GAAP basis, compared to 19x for the Fund. We view the valuation discount of the Fund as highly favorable. Consequently, we remain confident that a well-diversified portfolio of higher quality companies trading at reasonable valuations can add value relative to the Index with less volatility over full market cycles.

(1)    The CBOE (Chicago Board Options Exchange) Russell 2000 Volatility IndexSM (RVXSM) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® stock index option prices. It measures the market’s expectation of 30-day volatility implicit in the prices of near-term Russell 2000 options. RVX is quoted in percentage points, just like the standard deviation of a rate of return. CBOE disseminates the RVX index value continuously during trading hours. The RVX Index is a leading barometer of investor sentiment and market volatility relating to the Russell 2000® Index.

(2)    The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*            Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden SMID Cap
Innovations Fund
March 31, 2016

	For the year ended 3/31/16
	Annualized
		Since Inception
	1 Year	6/28/12
Walden SMID Cap Innovations Fund(1)	-2.47%	11.86%
Russell 2500® Index	-7.31%	13.29%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden SMID Cap Innovations Fund from June 28, 2012 to March 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden SMID Cap Innovations Fund is measured against the Russell 2500™ Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$13.40
Gross Expense Ratio(1):	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2015. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2016 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2016 and may be terminated thereafter.

Walden Small Cap Innovations Fund

March 31, 2016

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment

Management, Inc.

Fund Objective

The investment objective of the Walden Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

U.S. small-cap markets declined in the fiscal year ended March 31, 2016, with the benchmark Russell 2000® Index declining 9.76%. The Walden Small Cap Innovations Fund, which invests in the stocks of higher quality, more reasonably valued companies, posted a total return of -0.80%, outperforming the benchmark by 8.96%. This is consistent with the Fund’s track record of participating in rising markets while protecting in down and volatile markets. The Fund is ahead of the benchmark for the trailing one-and three-year periods, and is slightly behind for the five-year period.

The past year has been a volatile period for global markets, including U.S. small cap equities. Market conditions improved toward the end of the fiscal year reflecting positive U.S. economic data, a rebound in oil prices, and assurances from the U.S. Federal Reserve that the pace of interest rate increases will be measured. The Russell 2000® ended the fiscal year down almost 10%, after having declined 23% through mid-February. The market decline, and the accompanying uptick in market volatility, is not unusual in a longer term context. However, it surprised many investors who had grown accustomed to the relatively benign market conditions from early in 2012 through the middle of 2015. Measures of market volatility, such as high-yield credit spreads and the CBOE Russell 2000 Volatility IndexSM (or RVXSM)(1), moved up during the year, before receding by period end. These volatility measures indicate a market more attuned to risk, which we think is favorable to our investment style.

Portfolio Strategy

The Fund’s investment style favors reasonably valued stocks of higher quality companies (persistently profitable firms with strong balance sheets and sustainable business models). Our analysis of the past year suggests that stocks of higher quality companies outperformed the benchmark, and that we added value through security selection within our high-quality style.

The Fund seeks to maintain portfolio sector weights comparable to those of the Index in order to ensure broad diversification. Security selection contributed to better relative returns in several sectors, including health care and financials, while consumer staples and telecommunications were relative detractors. Most significantly, the Fund holds no small-cap biotechnology stocks, which declined approximately 34% in the past year. Top individual stock contributors to Fund performance this fiscal year were CoreSite Realty (COR), ONE Gas (OGS), IPC Healthcare (IPCM), DuPont Fabros (DFT), and MarketAxess (MKTX). Laggards this fiscal year were United Natural Foods (UNFI), Encore Capital (ECPG), WEX (WEX), Plantronics (PLT), and Interval Leisure (IILG).*

We see multiple paths for the Fund to continue to add value, including superior company fundamentals, stronger balance sheets, and the Fund’s valuation discount to the benchmark. Over the long term, we believe stock prices follow company fundamental results. Compared to the benchmark, the Fund is invested in companies with superior returns on invested capital, less reliance on capital markets to fund investments, more stable return on capital, and stronger long-term revenue and earnings growth. The Russell 2000® ended March with a weighted average price-to-earnings ratio(2) of 57x on a trailing GAAP basis, compared to 21x for the Fund. We view the valuation discount of the Fund as highly favorable. Consequently, we remain confident that a well-diversified portfolio of higher quality companies trading at reasonable valuations can add value relative to the Index with less volatility over full market cycles.

(1)         The CBOE (Chicago Board Options Exchange) Russell 2000 Volatility IndexSM (RVXSM) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® stock index option prices. It measures the market’s expectation of 30-day volatility implicit in the prices of near-term Russell 2000 options. RVX is quoted in percentage points, just like the standard deviation of a rate of return. CBOE disseminates the RVX index value continuously during trading hours. The RVX Index is a leading barometer of investor sentiment and market volatility relating to the Russell 2000® Index.

(2)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

*                 Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Small Cap
Innovations Fund
March 31, 2016

	For the year ended 3/31/16
	Annualized
			Since Inception
	1 Year	5 Years	10/24/08
Walden Small Cap Innovations Fund(1)	-0.80%	6.96%	13.73%
Russell 2000® Index	-9.76%	7.20%	13.87%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden Small Cap Innovations Fund from October 24, 2008 to March 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Innovations Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$16.45
Gross Expense Ratio(1):	1.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2015. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.00%. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2016 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2016 and may be terminated thereafter.

Walden International Equity Fund

March 31, 2016

William H. Apfel, CFA

Portfolio Manager

Boston Trust Investment

Management, Inc.

Fund Objective

The investment objective of the Walden International Equity Fund is to seek long-term capital growth through an actively managed portfolio of equities of international companies.

Investment Concerns

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. These risks are magnified in “emerging markets”.

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The recently launched Walden International Equity Fund was only open for part of the recently completed fiscal year; however, it is off to a good start, at least relatively speaking. The Fund lost 5.09% since its inception on June 9, 2015, comparing favorably to its benchmarks, the MSCI World ex-US Index and Russell Global Developed ex-US Large Cap Index, which were down 9.75% and 9.11% over the same period, respectively. As global economies experienced tumult during the reporting period, so too, did their financial markets. In fact, only a handful of national markets, collectively comprising less than 4% of the developed international market provided a positive return; meanwhile a group of larger countries, including United Kingdom, Japan, Canada, Germany, France, and Switzerland, collectively comprising 70% of developed markets, each posted losses in the high single digits to low teens. Similarly, consumer staples were the only economic sector that posted positive returns during the period. As the Walden International Equity Fund keeps its exposures to countries and sectors generally in line with that of international developed markets, the cause of the Fund’s outperformance during the period can be attributed to stock selection, rather than allocation decisions. More specifically, our emphasis on identifying and investing in companies with histories of ample free cash flow generation, strong balance sheets, and sustainable business models worked decidedly in the Fund’s favor in this market environment.

Investment Performance (Unaudited)	Walden International
Equity Fund
March 31, 2016

For the period ended
3/31/16
Aggregate
Since Inception
6/9/15
Walden International Equity Fund(1)	-5.09%
MSCI World ex-US Index	-9.75%
Russell Global Developed ex-US Large Cap Index	-9.11%

Hypothetical Growth of a $100,000 Investment

The above chart represents the historical performance of a hypothetical $100,000 investment in the Walden International Equity Fund from June 9, 2015 to March 31, 2016, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and within the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden International Equity Fund is measured against the MSCI World ex-US Index and the Russell Developed ex-US Large Cap Index. The MSCI World ex-US Index captures large- and mid-cap representation across 22 of 23 developed markets countries, excluding the United States. The Russell Developed ex-US Large Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States. The Russell Developed ex-US Index is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time. These indices are unmanaged and the performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$9.45
Gross Expense Ratio(1):	1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2015. The Gross Expense Ratio excludes the impact of any contractual fee waivers. After giving effect to such fee waivers, the Fund’s Net Expense Ratio would be 1.15%. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of March 31, 2016 can be found in the financial highlights. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2016 and may be terminated thereafter.

Walden Asset Management Fund
Schedule of Portfolio Investments	March 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (73.4%)
Consumer Discretionary (10.7%)
Advance Auto Parts, Inc.	4,000	641,360
Autoliv, Inc.	4,000	473,920
AutoZone, Inc. (a)	400	318,676
Comcast Corp., Class A	4,000	244,320
Dollar General Corp.	9,000	770,400
McDonald’s Corp.	6,000	754,080
NIKE, Inc., Class B	23,600	1,450,692
Nordstrom, Inc.	11,000	629,310
Omnicom Group, Inc.	13,000	1,081,990
Ross Stores, Inc.	21,000	1,215,900
Starbucks Corp.	7,000	417,900
The Home Depot, Inc.	2,000	266,860
Time Warner Cable, Inc.	5,000	1,023,100
		9,288,508
Consumer Staples (9.7%)
Church & Dwight Co., Inc.	6,000	553,080
Colgate-Palmolive Co.	15,000	1,059,750
Costco Wholesale Corp.	9,200	1,449,736
CVS Health Corp.	7,500	777,975
General Mills, Inc.	17,000	1,076,950
PepsiCo, Inc.	12,500	1,281,000
Procter & Gamble Co.	10,000	823,100
Reckitt Benckiser Group PLC, Sponsored ADR	52,000	1,015,040
The Hershey Co.	4,500	414,405
		8,451,036
Energy (2.5%)
Apache Corp.	11,500	561,315
ConocoPhillips	24,000	966,480
Oceaneering International, Inc.	20,000	664,800
		2,192,595
Financials (11.1%)
American Express Co.	10,000	614,000
Chubb Ltd.	8,514	1,014,443
Cincinnati Financial Corp.	18,000	1,176,480
Comerica, Inc.	9,000	340,830
Commerce Bancshares, Inc.	12,000	539,400
Discover Financial Services	10,000	509,200
JPMorgan Chase & Co.	13,000	769,860
PNC Financial Services Group, Inc.	9,000	761,130
State Street Corp.	10,500	614,460
SunTrust Banks, Inc.	14,500	523,160
T. Rowe Price Group, Inc.	15,000	1,101,900
U.S. Bancorp	21,000	852,390
Wells Fargo & Co.	17,000	822,120
		9,639,373
Health Care (11.7%)
Abbott Laboratories	18,500	773,855
Becton, Dickinson & Co.	8,000	1,214,560
C.R. Bard, Inc.	5,500	1,114,685
Express Scripts Holding Co. (a)	12,000	824,280
Johnson & Johnson, Inc.	12,000	1,298,400
Medtronic PLC	9,000	675,000
Merck & Co., Inc.	11,100	587,301
Mettler-Toledo International, Inc. (a)	2,200	758,472
Quintiles Transnational Holdings, Inc. (a)	10,000	651,000
Stryker Corp.	9,000	965,610
UnitedHealth Group, Inc.	4,000	515,600
Waters Corp. (a)	6,000	791,520
		10,170,283

	Shares or
	Principal
	Amount($)

Industrials (10.0%)
3M Co.	8,000	1,333,040
Deere & Co.	9,000	692,910
Donaldson Co., Inc.	12,000	382,920
Emerson Electric Co.	14,000	761,320
Hubbell, Inc.	6,000	635,580
Illinois Tool Works, Inc.	10,000	1,024,400
Lincoln Electric Holdings, Inc.	9,500	556,415
Sensata Technologies Holding NV (a)	11,000	427,240
Union Pacific Corp.	9,000	715,950
United Parcel Service, Inc., Class B	9,000	949,230
W.W. Grainger, Inc.	5,000	1,167,150
		8,646,155
Information Technology (13.4%)
Accenture PLC, Class A	9,500	1,096,300
Alphabet, Inc., Class A (a)	900	686,610
Alphabet, Inc., Class C (a)	1,300	968,435
Apple, Inc.	16,000	1,743,840
Automatic Data Processing, Inc.	11,000	986,810
Cisco Systems, Inc.	33,500	953,745
Cognizant Technology Solutions Corp., Class A (a)	10,000	627,000
EMC Corp.	15,000	399,750
Microsoft Corp.	31,000	1,712,130
Oracle Corp.	23,000	940,930
QUALCOMM, Inc.	12,000	613,680
Visa, Inc.	12,000	917,760
		11,646,990
Materials (2.6%)
AptarGroup, Inc.	12,000	940,920
PPG Industries, Inc.	6,000	668,940
Praxair, Inc.	6,000	686,700
		2,296,560
Utilities (1.7%)
Consolidated Edison, Inc.	10,000	766,200
Eversource Energy	12,000	700,080
		1,466,280
TOTAL COMMON STOCKS (Cost $42,590,638)		63,797,780

CORPORATE BONDS (5.2%)
Consumer Discretionary (0.2%)
Leggett & Platt, Inc., 4.40%, 7/1/18	200,000	209,309

Consumer Staples (0.2%)
Campbell Soup Co., 4.50%, 2/15/19	150,000	161,940

Financials (2.4%)
American Express Co., 2.65%, 12/2/22	287,000	286,533
American Express Co., 7.00%, 3/19/18	250,000	274,347
Export-Import Bank of Korea, 1.75%, 2/27/18	250,000	250,719
International Finance Corp., 0.63%, 11/15/16	250,000	249,883
JPMorgan Chase & Co., 3.15%, 7/5/16	250,000	251,583
KFW, 1.88%, 11/30/20	250,000	254,680
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	250,000	304,983
North American Development Bank, 4.38%, 2/11/20	100,000	109,788
Wells Fargo, 5.75%, 6/15/17	100,000	105,251
		2,087,767

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount($)	Fair Value ($)
Health Care (0.5%)
Becton, Dickinson & Co., 3.13%, 11/8/21	250,000	258,590
Merck & Co., Inc., 3.88%, 1/15/21, Callable
10/15/20 @ 100	150,000	164,879
		423,469
Industrials (0.2%)
Calvert Social Investment Foundation, Series
NOTZ, 1.00%, 10/2/17 (b)	75,000	75,000
Hubbell, Inc., 3.63%, 11/15/22	75,000	79,166
		154,166
Information Technology (1.6%)
Apple, Inc., 2.85%, 5/6/21	350,000	367,246
Apple, Inc., 2.85%, 2/23/23, Callable 12/23/22 @ 100	150,000	155,626
Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	300,000	319,471
Oracle Corp., 5.75%, 4/15/18	200,000	218,739
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	275,000	287,418
		1,348,500
Telecommunication Services (0.1%)
AT&T, Inc., 5.50%, 2/1/18	100,000	107,184
TOTAL CORPORATE BONDS (Cost $4,298,988)		4,492,335

MUNICIPAL BONDS (0.5%)
Illinois (0.2%):
Illinois State, GO, 5.00%, 6/1/27, NATL-RE FGIC, Callable 5/12/16 @ 100	200,000	200,386

Wisconsin (0.3%):
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	275,550
TOTAL MUNICIPAL BONDS (Cost $451,231)		475,936

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (19.2%)
Federal Farm Credit Bank
2.60%, 10/6/22	250,000	259,809
2.75%, 7/16/27	250,000	258,294
2.85%, 3/2/28	750,000	772,425
5.38%, 11/10/20	250,000	292,622
		1,583,150
Federal Home Loan Bank
2.50%, 3/11/22	200,000	210,328
2.88%, 6/14/24	1,000,000	1,059,359
2.88%, 9/13/24	1,000,000	1,065,131
3.25%, 6/9/23	850,000	932,323
5.25%, 12/11/20	200,000	236,096
5.25%, 8/15/22	1,000,000	1,214,177
5.50%, 7/15/36	700,000	966,313
		5,683,727
Federal Home Loan Mortgage Corporation
2.38%, 1/13/22	4,000,000	4,196,908

Federal National Mortgage Association
0.88%, 12/20/17	750,000	751,379
1.75%, 11/26/19	500,000	511,888
2.63%, 9/6/24	1,250,000	1,319,023
		2,582,290
Government National Mortgage Association
4.00%, 9/15/40	74,494	79,771
4.00%, 9/15/41	272,028	291,027
6.50%, 5/15/32	21,290	24,393
		395,191
Housing Urban Development
2.70%, 8/1/22	491,000	514,241

U.S. Treasury Inflation Index Note
0.63%, 7/15/21	262,778	276,074
1.25%, 7/15/20	1,357,863	1,461,038
		1,737,112
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $15,875,357)		16,692,619

INVESTMENT COMPANIES (1.7%)
JPMorgan U.S. Government Money Market Fund, 0.22%(c)	1,419,741	1,419,741
TOTAL INVESTMENT COMPANIES (Cost $1,419,741)		1,419,741
Total Investments (Cost $64,635,955) — 100.0%(d)		86,878,411
Other assets in excess of liabilities — 0.0%		12,577
NET ASSETS — 100.0%		$86,890,988

(a)                                 Non-income producing security.

(b)                                 Illiquid Security.

(c)                                  Rate disclosed is the seven day yield as of March 31, 2016.

(d)                                 See Federal Tax Information listed in the Notes to the Financial Statements.

ADR                     American Depositary Receipt

FGIC                  Financial Guaranty Insurance Company

GO                              General Obligation

NATL-RE                 Reinsured by National Public Finance Guarantee Corporation

See Notes to Financial Statements

Financial Statements	Walden Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $64,635,955)	$86,878,411
Cash	29,886
Interest and dividends receivable	210,190
Receivable for capital shares issued	18,100
Receivable for tax reclaims	1,141
Prepaid expenses and other assets	10,105
Total Assets	87,147,833
Liabilities:
Payable for capital shares redeemed	175,335
Accrued expenses and other liabilities:
Investment adviser	50,324
Administration and accounting	2,961
Custodian	1,235
Shareholder servicing fees	4,537
Transfer agent	7,425
Trustee	78
Other	14,950
Total Liabilities	256,845
Net Assets	$86,890,988
Composition of Net Assets:
Capital	$63,009,533
Accumulated undistributed net investment income	217,915
Accumulated net realized gains from investment transactions	1,421,084
Net unrealized appreciation from investments	22,242,456
Net Assets	$86,890,988
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,671,533
Net Asset Value, Offering Price and Redemption price per share	$15.32

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Interest	$528,825
Dividends	1,366,460
Less: Foreign tax withholding	(856)
Total Investment Income	1,894,429
Expenses:
Investment adviser	623,054
Administration and accounting	92,326
Chief compliance officer	3,794
Custodian	14,507
Shareholder servicing	49,075
Transfer agency	34,976
Trustee	5,748
Other	51,741
Total expenses before fee reductions	875,221
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(40,670)
Net Expenses	829,101
Net Investment Income	1,065,328
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,797,103
Change in unrealized appreciation/depreciation from investments	(1,198,594)
Net realized/unrealized gains (losses) from investments	1,598,509
Change in Net Assets Resulting from Operations	$2,663,837

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$1,065,328	$864,232
Net realized gains from investment transactions	2,797,103	3,898,437
Change in unrealized appreciation/depreciation from investments	(1,198,594)	751,465
Change in Net Assets Resulting from Operations	2,663,837	5,514,134
Dividends:
Net investment income	(1,064,984)	(838,735)
Net realized gains from investment transactions	(4,707,813)	(559,047)
Change in Net Assets Resulting from Shareholder Dividends	(5,772,797)	(1,397,782)
Capital Share Transactions:
Proceeds from shares issued	7,492,805	4,635,811
Dividends reinvested	5,204,742	1,252,876
Cost of shares redeemed	(7,196,993)	(4,673,557)
Change in Net Assets Resulting from Capital Share Transactions	5,500,554	1,215,130
Change in Net Assets	2,391,594	5,331,482
Net Assets:
Beginning of period	84,499,394	79,167,912
End of period	$86,890,988	$84,499,394
Share Transactions:
Issued	495,652	294,956
Reinvested	348,143	79,146
Redeemed	(465,993)	(298,010)
Change in shares	377,802	76,092
Accumulated undistributed net investment income	$217,915	$215,774

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$15.96	$15.17	$13.53	$12.82	$12.07

Investment Activities:
Operations:
Net investment income	0.20	0.17	0.13	0.15	0.12
Net realized and unrealized gains from investment transactions	0.27	0.89	1.72	0.71	0.75
Total from investment activities	0.47	1.06	1.85	0.86	0.87

Dividends:
Net investment income	(0.21)	(0.16)	(0.13)	(0.15)	(0.12)
Net realized gains from investments	(0.90)	(0.11)	(0.08)	—	—
Total dividends	(1.11)	(0.27)	(0.21)	(0.15)	(0.12)

Net Asset Value, End of Period	$15.32	$15.96	$15.17	$13.53	$12.82
Total Return	3.10%	7.00%	13.73%	6.83%	7.35%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$86,891	$84,499	$79,168	$64,728	$57,080
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.29%	1.06%	0.95%	1.25%	1.04%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	1.06%	1.04%	1.05%	1.10%	1.13%
Portfolio turnover rate	15.56%	21.62%	6.50%	15.93%	24.56%

Amounts designated as “—” are $0 or have been rounded to $0.

(a) During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund
March 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.4%)
Consumer Discretionary (14.3%)
Advance Auto Parts, Inc.	11,000	1,763,740
Autoliv, Inc.	9,000	1,066,320
AutoZone, Inc. (a)	1,000	796,690
Comcast Corp., Class A	22,000	1,343,760
Dollar General Corp.	22,000	1,883,200
McDonald’s Corp.	16,000	2,010,880
NIKE, Inc., Class B	55,000	3,380,850
Nordstrom, Inc.	29,000	1,659,090
Omnicom Group, Inc.	36,000	2,996,280
Ross Stores, Inc.	46,000	2,663,400
Starbucks Corp.	24,000	1,432,800
The TJX Cos., Inc.	3,000	235,050
Time Warner Cable, Inc.	11,000	2,250,820
		23,482,880

Consumer Staples (13.0%)
Church & Dwight Co., Inc.	15,000	1,382,700
Colgate-Palmolive Co.	36,000	2,543,400
Costco Wholesale Corp.	20,000	3,151,600
CVS Health Corp.	25,000	2,593,250
General Mills, Inc.	40,000	2,534,000
PepsiCo, Inc.	30,000	3,074,400
Procter & Gamble Co.	30,000	2,469,300
Reckitt Benckiser Group PLC, Sponsored ADR	120,000	2,342,400
The Hershey Co.	15,000	1,381,350
		21,472,400

Energy (3.5%)
Apache Corp.	32,000	1,561,920
ConocoPhillips	62,000	2,496,740
Oceaneering International, Inc.	50,000	1,662,000
		5,720,660

Financials (14.9%)
American Express Co.	29,000	1,780,600
BB&T Corp.	5,000	166,350
Chubb Ltd.	20,500	2,442,575
Cincinnati Financial Corp.	43,000	2,810,480
Comerica, Inc.	25,000	946,750
Discover Financial Services	32,500	1,654,900
JPMorgan Chase & Co.	33,500	1,983,870
PNC Financial Services Group, Inc.	25,000	2,114,250
State Street Corp.	26,000	1,521,520
SunTrust Banks, Inc.	50,000	1,804,000
T. Rowe Price Group, Inc.	36,000	2,644,560
U.S. Bancorp	56,500	2,293,335
Wells Fargo & Co.	47,500	2,297,100
		24,460,290

Health Care (15.9%)
Abbott Laboratories	31,500	1,317,645
Becton, Dickinson & Co.	19,000	2,884,580
C.R. Bard, Inc.	13,000	2,634,710
DENTSPLY SIRONA, Inc.	22,000	1,355,860
Express Scripts Holding Co. (a)	33,000	2,266,770
Johnson & Johnson, Inc.	28,000	3,029,600
Medtronic PLC	25,000	1,875,000
Merck & Co., Inc.	27,000	1,428,570
Mettler-Toledo International, Inc. (a)	5,400	1,861,704
Quintiles Transnational Holdings, Inc. (a)	23,000	1,497,300
Stryker Corp.	20,000	2,145,800
UnitedHealth Group, Inc.	17,000	2,191,300
Waters Corp. (a)	13,000	1,714,960
		26,203,799

Industrials (12.8%)
3M Co.	18,000	2,999,340
Deere & Co.	19,000	1,462,810
Donaldson Co., Inc.	25,000	797,750
Emerson Electric Co.	36,000	1,957,680
Hubbell, Inc.	16,000	1,694,880
Illinois Tool Works, Inc.	23,000	2,356,120
Lincoln Electric Holdings, Inc.	26,000	1,522,820
Sensata Technologies Holding NV (a)	28,000	1,087,520
Union Pacific Corp.	28,000	2,227,400
United Parcel Service, Inc., Class B	19,000	2,003,930
W.W. Grainger, Inc.	13,000	3,034,590
		21,144,840

Information Technology (18.4%)
Accenture PLC, Class A	28,000	3,231,200
Alphabet, Inc., Class A (a)	2,500	1,907,250
Alphabet, Inc., Class C (a)	3,400	2,532,830
Apple, Inc.	42,500	4,632,075
Automatic Data Processing, Inc.	23,000	2,063,330
Cisco Systems, Inc.	85,000	2,419,950
Cognizant Technology Solutions Corp., Class A (a)	23,000	1,442,100
EMC Corp.	40,000	1,066,000
International Business Machines Corp.	2,000	302,900
Microsoft Corp.	78,000	4,307,940
Oracle Corp.	60,000	2,454,600
QUALCOMM, Inc.	30,000	1,534,200
Visa, Inc.	30,000	2,294,400
		30,188,775

Materials (3.4%)
AptarGroup, Inc.	26,000	2,038,660
PPG Industries, Inc.	16,000	1,783,840
Praxair, Inc.	16,000	1,831,200
		5,653,700

Utilities (2.2%)
Consolidated Edison, Inc.	25,000	1,915,500
Eversource Energy	30,000	1,750,200
		3,665,700
TOTAL COMMON STOCKS (Cost $107,199,580)		161,993,044

INVESTMENT COMPANIES (1.4%)

JPMorgan U.S. Government Money Market
Fund, 0.22%(b)	2,311,933	2,311,933
TOTAL INVESTMENT COMPANIES (Cost $2,311,933)		2,311,933

Total Investments (Cost $109,511,513) — 99.8%(c)		164,304,977
Other assets in excess of liabilities — 0.2%		261,096
NET ASSETS — 100.0%		$164,566,073

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of March 31, 2016.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

ADR       American Depositary Receipt

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $109,511,513)	$164,304,977
Cash	66,925
Dividends receivable	178,592
Receivable for capital shares issued	394,887
Receivable for tax reclaims	2,747
Prepaid expenses and other assets	15,230
Total Assets	164,963,358
Liabilities:
Payable for capital shares redeemed	242,395
Accrued expenses and other liabilities:
Investment adviser	91,758
Administration and accounting	4,875
Custodian	2,242
Shareholder servicing fees	17,853
Transfer agent	11,246
Trustee	112
Other	26,804
Total Liabilities	397,285
Net Assets	$164,566,073
Composition of Net Assets:
Capital	$106,217,697
Accumulated undistributed net investment income	333,842
Accumulated net realized gains from investment transactions	3,221,071
Net unrealized appreciation from investments	54,793,463
Net Assets	$164,566,073
Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,202,709
Net Asset Value, Offering Price and Redemption price per share	$17.88

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Dividends	$3,318,257
Total Investment Income	3,318,257
Expenses:
Investment adviser	1,129,528
Administration and accounting	160,004
Chief compliance officer	6,836
Custodian	25,592
Shareholder servicing	197,842
Transfer agency	47,113
Trustee	10,281
Other	82,956
Total expenses before fee reductions	1,660,152
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(151,560)
Net Expenses	1,503,142
Net Investment Income	1,815,115
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,214,050
Change in unrealized appreciation/depreciation from investments	(3,912,669)
Net realized/unrealized gains (losses) from investments	3,301,381
Change in Net Assets Resulting from Operations	$5,116,496

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$1,815,115	$1,442,315
Net realized gains from investment transactions	7,214,050	9,300,993
Change in unrealized appreciation/depreciation from investments	(3,912,669)	1,022,961
Change in Net Assets Resulting from Operations	5,116,496	11,766,269
Dividends:
Net investment income	(1,870,888)	(1,402,464)
Net realized gains from investment transactions	(7,516,146)	(7,427,363)
Change in Net Assets Resulting from Shareholder Dividends	(9,387,034)	(8,829,827)
Capital Share Transactions:
Proceeds from shares issued	22,257,331	13,182,101
Dividends reinvested	8,562,564	7,987,749
Cost of shares redeemed	(19,482,695)	(18,485,773)
Change in Net Assets Resulting from Capital Share Transactions	11,337,200	2,684,077
Change in Net Assets	7,066,662	5,620,519
Net Assets:
Beginning of period	157,499,411	151,878,892
End of period	$164,566,073	$157,499,411
Share Transactions:
Issued	1,287,052	700,427
Reinvested	489,010	434,117
Redeemed	(1,064,374)	(991,135)
Change in shares	711,688	143,409
Accumulated undistributed net investment income	$333,842	$411,165

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$18.55	$18.19	$15.41	$14.39	$13.32

Investment Activities:
Operations:
Net investment income	0.23	0.18	0.16	0.16	0.13
Net realized and unrealized gains from investment transactions	0.29	1.29	2.86	1.01	1.06
Total from investment activities	0.52	1.47	3.02	1.17	1.19

Dividends:
Net investment income	(0.24)	(0.18)	(0.15)	(0.15)	(0.12)
Net realized gains from investments	(0.95)	(0.93)	(0.09)	—	—
Total dividends	(1.19)	(1.11)	(0.24)	(0.15)	(0.12)

Net Asset Value, End of Period	$17.88	$18.55	$18.19	$15.41	$14.39
Total Return	2.92%	8.13%	19.66%	8.27%	9.06%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$164,566	$157,499	$151,879	$130,698	$104,206
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.21%	0.95%	0.95%	1.22%	0.97%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	1.10%	1.09%	1.08%	1.14%	1.09%
Portfolio turnover rate	17.78%	21.31%	12.33%	10.34%	11.06%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund
March 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.9%)
Consumer Discretionary (15.6%)
Advance Auto Parts, Inc.	3,000	481,020
Autoliv, Inc.	3,500	414,680
Dollar General Corp.	6,000	513,599
Hasbro, Inc.	6,000	480,600
LKQ Corp. (a)	11,000	351,230
Nordstrom, Inc.	8,550	489,146
Omnicom Group, Inc.	10,000	832,300
O’Reilly Automotive, Inc. (a)	1,925	526,796
Ross Stores, Inc.	12,150	703,484
Sally Beauty Holdings, Inc. (a)	16,000	518,080
Williams Sonoma, Inc.	4,750	260,015
		5,570,950
Consumer Staples (8.1%)
Campbell Soup Co.	7,200	459,288
Church & Dwight Co., Inc.	7,025	647,565
McCormick & Co., Inc.	4,400	437,712
The Clorox Co.	5,275	664,966
The Hershey Co.	3,750	345,338
Whole Foods Market, Inc.	10,000	311,100
		2,865,969
Energy (3.1%)
Cabot Oil & Gas Corp.	6,250	141,938
Dril-Quip, Inc. (a)	6,925	419,378
FMC Technologies, Inc. (a)	11,375	311,220
Oceaneering International, Inc.	6,400	212,736
		1,085,272
Financials (17.3%)
Brown & Brown, Inc.	11,000	393,800
Cincinnati Financial Corp.	10,100	660,136
Commerce Bancshares, Inc.	7,388	332,091
Cullen/Frost Bankers, Inc.	4,400	242,484
Digital Realty Trust, Inc. (REIT)	4,425	391,568
Discover Financial Services	10,200	519,384
East West Bancorp, Inc.	7,100	230,608
Eaton Vance Corp.	9,125	305,870
FactSet Research Systems, Inc.	3,400	515,202
Jones Lang LaSalle, Inc.	3,950	463,414
Moody’s Corp.	3,400	328,304
Northern Trust Corp.	9,375	610,968
SEI Investments Co.	8,725	375,611
Signature Bank (a)	1,800	245,016
T. Rowe Price Group, Inc.	7,750	569,315
		6,183,771
Health Care (14.2%)
C.R. Bard, Inc.	2,950	597,876
DENTSPLY SIRONA, Inc.	5,275	325,098
Laboratory Corp. of America Holdings (a)	3,500	409,955
MEDNAX, Inc. (a)	3,925	253,634
Mettler-Toledo International, Inc. (a)	1,700	586,092
Quintiles Transnational Holdings, Inc. (a)	4,675	304,343
ResMed, Inc.	4,425	255,854
St. Jude Medical, Inc.	6,600	363,000
STERIS PLC	4,550	323,278
The Cooper Companies, Inc.	3,300	508,100
Varian Medical Systems, Inc. (a)	3,650	292,073
Waters Corp. (a)	3,650	481,508
Zimmer Biomet Holdings, Inc.	3,175	338,550
		5,039,361
Industrials (15.5%)
AMETEK, Inc.	9,000	449,820
C.H. Robinson Worldwide, Inc.	3,500	259,805
Donaldson Co., Inc.	12,000	382,920
Dover Corp.	3,175	204,248
Expeditors International of Washington, Inc.	5,250	256,253
Genesee & Wyoming, Inc., Class A (a)	4,800	300,960
Graco, Inc.	3,500	293,860
Hubbell, Inc.	5,100	540,243
IDEX Corp.	4,775	395,752
Lincoln Electric Holdings, Inc.	6,300	368,991
Nordson Corp.	5,425	412,517
Sensata Technologies Holding NV (a)	9,500	368,980
W.W. Grainger, Inc.	3,000	700,290
Wabtec Corp.	7,175	568,905
		5,503,544
Information Technology (14.2%)
Amdocs Ltd.	8,750	528,674
Check Point Software Technologies Ltd. (a)	5,500	481,085
Citrix Systems, Inc. (a)	5,150	404,687
DST Systems, Inc.	2,175	245,275
F5 Networks, Inc. (a)	4,450	471,033
Fiserv, Inc. (a)	2,650	271,837
IPG Photonics Corp. (a)	3,725	357,898
Juniper Networks, Inc.	15,375	392,216
Paychex, Inc.	7,875	425,329
Syntel, Inc. (a)	8,850	441,881
TE Connectivity Ltd.	7,500	464,400
Teradata Corp. (a)	8,650	226,976
The Western Union Co.	17,200	331,788
		5,043,079
Materials (6.3%)
AptarGroup, Inc.	8,000	627,280
Avery Dennison Corp.	7,725	557,050
Ball Corp.	5,975	425,958
International Flavors & Fragrances, Inc.	5,425	617,202
		2,227,490
Utilities (4.6%)
American Water Works Co., Inc.	4,350	299,846
Consolidated Edison, Inc.	5,050	386,931
Eversource Energy	7,833	456,977
ONE Gas, Inc.	8,000	488,800
		1,632,554
TOTAL COMMON STOCKS (Cost $26,418,198)		35,151,990
INVESTMENT COMPANIES (1.1%)
JPMorgan U.S. Government Money Market
Fund, 0.22%(b)	391,922	391,922
TOTAL INVESTMENT COMPANIES (Cost $391,922)		391,922

Total Investments (Cost $26,810,120) — 100.0%(c)		35,543,912
Liabilities in excess of other assets — 0.0%		(512)
NET ASSETS — 100.0%		$35,543,400

(a)                Non-income producing security.

(b)                Rate disclosed is the seven day yield as of March 31, 2016.

(c)                 See Federal Tax Information listed in the Notes to the Financial Statements.

REIT  Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $26,810,120)	$35,543,912
Cash	7,926
Dividends receivable	24,961
Prepaid expenses and other assets	3,994
Total Assets	35,580,793
Liabilities:
Payable for capital shares redeemed	2,051
Accrued expenses and other liabilities:
Investment adviser	20,149
Administration and accounting	1,093
Custodian	557
Shareholder servicing fees	189
Transfer agent	7,079
Trustee	21
Other	6,254
Total Liabilities	37,393
Net Assets	$35,543,400
Composition of Net Assets:
Capital	$26,277,726
Accumulated undistributed net investment income	32,810
Accumulated net realized gains from investment transactions	499,072
Net unrealized appreciation from investments	8,733,792
Net Assets	$35,543,400
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,440,288
Net Asset Value, Offering Price and Redemption price per share	$14.57

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Dividends	$542,837
Total Investment Income	542,837
Expenses:
Investment adviser	256,751
Administration and accounting	36,765
Chief compliance officer	1,540
Custodian	6,501
Shareholder servicing	2,013
Transfer agency	33,674
Trustee	2,333
Other	25,085
Total expenses before fee reductions	364,662
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(17,571)
Net Expenses	341,641
Net Investment Income	201,196
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,695,089
Change in unrealized appreciation/depreciation from investments	(1,472,122)
Net realized/unrealized gains (losses) from investments	222,967
Change in Net Assets Resulting from Operations	$424,163

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$201,196	$110,825
Net realized gains from investment transactions	1,695,089	1,063,803
Change in unrealized appreciation/depreciation from investments	(1,472,122)	2,571,325
Change in Net Assets Resulting from Operations	424,163	3,745,953
Dividends:
Net investment income	(189,252)	(111,033)
Net realized gains from investment transactions	(1,580,533)	(1,141,232)
Change in Net Assets Resulting from Shareholder Dividends	(1,769,785)	(1,252,265)
Capital Share Transactions:
Proceeds from shares issued	1,992,838	1,601,016
Dividends reinvested	1,713,082	1,215,716
Cost of shares redeemed	(1,775,818)	(928,375)
Change in Net Assets Resulting from Capital Share Transactions	1,930,102	1,888,357
Change in Net Assets	584,480	4,382,045
Net Assets:
Beginning of period	34,958,920	30,576,875
End of period	$35,543,400	$34,958,920
Share Transactions:
Issued	136,967	109,555
Reinvested	122,014	83,555
Redeemed	(121,971)	(64,495)
Change in shares	137,010	128,615
Accumulated undistributed net investment income	$32,810	$20,866

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

					Period August
	For the year	For the year	For the year	For the year	1, 2011
	ended	ended	ended	ended	through
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$15.18	$14.06	$12.06	$11.11	$10.00

Investment Activities:
Operations:
Net investment income	0.09	0.05	0.04	0.06	0.02
Net realized and unrealized gains from investment transactions	0.07	1.65	2.08	0.95	1.11
Total from investment activities	0.16	1.70	2.12	1.01	1.13

Dividends:
Net investment income	(0.08)	(0.05)	(0.03)	(0.06)	(0.02)
Net realized gains from investments	(0.69)	(0.53)	(0.09)	—	—
Total dividends	(0.77)	(0.58)	(0.12)	(0.06)	(0.02)

Net Asset Value, End of Period	$14.57	$15.18	$14.06	$12.06	$11.11
Total Return	1.27%	12.25%	17.65%	9.12%	11.33	%(a)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$35,543	$34,959	$30,577	$24,390	$14,213
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(b)
Ratio of net investment income to average net assets	0.59%	0.35%	0.30%	0.58%	0.34	%(b)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (c)	1.07%	1.04%	1.04%	1.23%	1.34	%(b)
Portfolio turnover rate	20.10%	16.06%	14.86%	12.32%	8.43	%(a)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         Not annualized for periods less than one year.

(b)         Annualized for periods less than one year.

(c)          During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Walden SMID Cap Innovations Fund
Schedule of Portfolio Investments	March 31, 2016

Security Description	Shares	Fair Value ($)
COMMON STOCKS (97.4%)
Consumer Discretionary (14.0%)
Big Lots, Inc.	9,600	434,784
Cheesecake Factory, Inc.	6,900	366,321
Choice Hotels International, Inc.	5,400	291,870
Dorman Products, Inc. (a)	6,800	370,056
Fossil Group, Inc. (a)	4,300	191,006
Gentherm, Inc. (a)	4,700	195,473
Interval Leisure Group, Inc.	12,300	177,612
Nordstrom, Inc.	7,800	446,238
Sally Beauty Holdings, Inc. (a)	10,200	330,276
Tenneco, Inc. (a)	4,600	236,946
Texas Roadhouse, Inc.	7,100	309,418
The Cato Corp., Class A	8,600	331,530
Tupperware Brands Corp.	2,200	127,556
Vitamin Shoppe, Inc. (a)	8,700	269,352
Williams Sonoma, Inc.	5,600	306,544
Wolverine World Wide, Inc.	8,300	152,886
		4,537,868
Consumer Staples (1.5%)
Flowers Foods, Inc.	17,000	313,820
United Natural Foods, Inc. (a)	4,600	185,380
		499,200
Energy (3.7%)
Dril-Quip, Inc. (a)	3,600	218,016
FMC Technologies, Inc. (a)	11,700	320,112
Forum Energy Technologies, Inc. (a)	16,500	217,800
Oceaneering International, Inc.	7,500	249,300
RPC, Inc.	13,800	195,684
		1,200,912
Financials (24.2%)
Artisan Partners Asset Management, Inc.	5,800	178,872
Bank of Hawaii Corp.	6,300	430,163
Brown & Brown, Inc.	9,200	329,360
Cincinnati Financial Corp.	5,600	366,016
Cohen & Steers, Inc.	10,000	389,200
Commerce Bancshares, Inc.	7,600	341,620
CoreSite Realty Corp. (REIT)	7,100	497,071
Cullen/Frost Bankers, Inc.	2,050	112,976
CVB Financial Corp.	6,775	118,223
DuPont Fabros Technology, Inc. (REIT)	8,500	344,505
East West Bancorp, Inc.	9,700	315,056
Eaton Vance Corp.	12,200	408,944
Everest Re Group Ltd.	1,700	335,631
FactSet Research Systems, Inc.	1,900	287,907
Horace Mann Educators Corp.	6,400	202,816
Jones Lang LaSalle, Inc.	3,800	445,816
LaSalle Hotel Properties (REIT)	12,800	323,968
MarketAxess Holdings, Inc.	2,300	287,109
National Health Investors, Inc. (REIT)	4,000	266,080
SEI Investments Co.	6,200	266,910
Signature Bank (a)	2,100	285,852
SVB Financial Group (a)	3,550	362,278
Tanger Factory Outlet Centers, Inc. (REIT)	12,300	447,597
Texas Capital Bancshares, Inc. (a)	3,600	138,168
UMB Financial Corp.	6,600	340,758
		7,822,896
Health Care (12.7%)
Air Methods Corp. (a)	3,700	134,014
Anika Therapeutics, Inc. (a)	6,200	277,264
Chemed Corp.	2,350	318,307
Haemonetics Corp. (a)	5,200	181,896
Masimo Corp. (a)	4,700	196,648
MEDNAX, Inc. (a)	5,100	329,562
Mettler-Toledo International, Inc. (a)	1,600	551,616
Owens & Minor, Inc.	8,500	343,570
Quintiles Transnational Holdings, Inc. (a)	4,400	286,440
ResMed, Inc.	5,400	312,228
STERIS PLC	4,100	291,305
The Cooper Companies, Inc.	2,100	323,337
Varian Medical Systems, Inc. (a)	5,000	400,100
West Pharmaceutical Services, Inc.	2,500	173,300
		4,119,587
Industrials (16.6%)
Applied Industrial Technologies, Inc.	5,700	247,380
C.H. Robinson Worldwide, Inc.	4,300	319,189
CLARCOR, Inc.	4,600	265,834
Donaldson Co., Inc.	10,700	341,437
Expeditors International of Washington, Inc.	4,800	234,288
Franklin Electric Co., Inc.	5,800	186,586
Genesee & Wyoming, Inc., Class A (a)	3,500	219,450
Hub Group, Inc., Class A (a)	4,600	187,634
Hubbell, Inc.	4,000	423,720
IDEX Corp.	3,100	256,928
Lincoln Electric Holdings, Inc.	4,400	257,708
Lindsay Corp.	2,200	157,542
Nordson Corp.	4,500	342,180
Sensata Technologies Holding NV (a)	5,100	198,084
The Middleby Corp. (a)	3,100	330,987
The Toro Co.	3,600	310,032
UniFirst Corp.	3,500	381,920
Valmont Industries, Inc.	2,200	272,448
Wabtec Corp.	5,700	451,953
		5,385,300
Information Technology (16.9%)
Amdocs Ltd.	5,600	338,352
CommVault Systems, Inc. (a)	3,600	155,412
DST Systems, Inc.	3,300	372,141
ExlService Holdings, Inc. (a)	4,700	243,460
F5 Networks, Inc. (a)	3,900	412,815
InterDigital, Inc.	4,000	222,600
IPG Photonics Corp. (a)	6,700	643,736
NetApp, Inc.	8,900	242,881
NETGEAR, Inc. (a)	6,175	249,285
Plantronics, Inc.	6,300	246,897
Polycom, Inc. (a)	18,000	200,700
Power Integrations, Inc.	3,200	158,912
Synaptics, Inc. (a)	1,650	131,571
Syntel, Inc. (a)	10,700	534,251
Tech Data Corp. (a)	3,200	245,664
Teradata Corp. (a)	11,200	293,888
The Western Union Co.	16,400	316,356
Ubiquiti Networks, Inc. (a)	6,500	216,255
WEX, Inc. (a)	3,200	266,752
		5,491,928
Materials (5.2%)
AptarGroup, Inc.	4,000	313,640
Avery Dennison Corp.	2,600	187,486
Calgon Carbon Corp.	17,400	243,948
International Flavors & Fragrances, Inc.	2,600	295,802
Minerals Technologies, Inc.	5,600	318,360
Silgan Holdings, Inc.	5,900	313,703
		1,672,939
Utilities (2.6%)
American States Water Co.	3,700	145,632
New Jersey Resources Corp.	5,675	206,740
ONE Gas, Inc.	8,300	507,130
		859,502
TOTAL COMMON STOCKS (Cost $28,170,749)		31,590,132

INVESTMENT COMPANIES (2.4%)

JPMorgan U.S. Government Money Market Fund, 0.22%(b)	779,101	779,101
TOTAL INVESTMENT COMPANIES (Cost $779,101)		779,101

Total Investments (Cost $28,949,850) — 99.7%(c)		32,369,233
Other assets in excess of liabilities — 0.3%		82,835
NET ASSETS — 100.0%		$32,452,068

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of March 31, 2016.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

REIT    Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $28,949,850)	$32,369,233
Cash	4,896
Dividends receivable	35,115
Receivable for capital shares issued	194,000
Prepaid expenses and other assets	9,479
Total Assets	32,612,723
Liabilities:
Payable for investments purchased	129,094
Accrued expenses and other liabilities:
Investment adviser	17,049
Administration and accounting	1,024
Custodian	456
Shareholder servicing fees	726
Transfer agent	7,603
Trustee	11
Other	4,692
Total Liabilities	160,655
Net Assets	$32,452,068
Composition of Net Assets:
Capital	$28,222,327
Accumulated undistributed net investment income	53,299
Accumulated net realized gains from investment transactions	757,059
Net unrealized appreciation from investments	3,419,383
Net Assets	$32,452,068
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,422,267
Net Asset Value, Offering Price and Redemption price per share	$13.40

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Dividends	$370,431
Total Investment Income	370,431
Expenses:
Investment adviser	213,832
Administration and accounting	30,932
Chief compliance officer	1,264
Custodian	5,531
Shareholder servicing	6,787
Transfer agency	35,400
Trustee	1,912
Registration	19,304
Other	12,395
Total expenses before fee reductions	327,357
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(37,277)
Net Expenses	284,630
Net Investment Income	85,801
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,067,072
Change in unrealized appreciation/depreciation from investments	(2,573,638)
Net realized/unrealized gains (losses) from investments	(506,566)
Change in Net Assets Resulting from Operations	$(420,765)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$85,801	$21,855
Net realized gains from investment transactions	2,067,072	647,642
Change in unrealized appreciation/depreciation from investments	(2,573,638)	1,348,173
Change in Net Assets Resulting from Operations	(420,765)	2,017,670
Dividends:
Net investment income	(46,429)	(9,861)
Net realized gains from investment transactions	(1,794,699)	(563,783)
Change in Net Assets Resulting from Shareholder Dividends	(1,841,128)	(573,644)
Capital Share Transactions:
Proceeds from shares issued	7,159,481	3,707,064
Dividends reinvested	1,419,506	427,587
Cost of shares redeemed	(2,234,323)	(2,989,167)
Change in Net Assets Resulting from Capital Share Transactions	6,344,664	1,145,484
Change in Net Assets	4,082,771	2,589,510
Net Assets:
Beginning of period	28,369,297	25,779,787
End of period	$32,452,068	$28,369,297
Share Transactions:
Issued	543,712	269,872
Reinvested	109,954	31,188
Redeemed	(161,080)	(216,671)
Change in shares	492,586	84,389
Accumulated undistributed net investment income	$53,299	$14,876

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year	For the year	Period June 28,
	ended	ended	ended	2012 through
	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013

Net Asset Value, Beginning of Period	$14.70	$13.97	$12.09	$10.00

Investment Activities:
Operations:
Net investment income	0.04	0.01	(0.01)	0.03
Net realized and unrealized gains (losses) from investment transactions	(0.44)	1.03	2.38	2.09
Total from investment activities	(0.40)	1.04	2.37	2.12

Dividends:
Net investment income	(0.02)	(0.01)	—	(0.03)
Net realized gains from investments	(0.88)	(0.30)	(0.49)	—
Total dividends	(0.90)	(0.31)	(0.49)	(0.03)

Net Asset Value, End of Period	$13.40	$14.70	$13.97	$12.09
Total Return	(2.47)%	7.60%	19.68%	21.28	%(a)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$32,452	$28,369	$25,780	$20,458
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(b)
Ratio of net investment income to average net assets	0.30%	0.08%	(0.05)%	0.43	%(b)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (c)	1.15%	1.12%	1.12%	1.60	%(b)
Portfolio turnover rate	43.24%	33.61%	51.57%	13.31	%(a)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)     Not annualized for periods less than one year.

(b)     Annualized for periods less than one year.

(c)      During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Walden Small Cap Innovations Fund
Schedule of Portfolio Investments	March 31, 2016

Security Description	Shares	Fair Value ($)
COMMON STOCKS (99.3%)
Consumer Discretionary (14.7%)
Big Lots, Inc.	21,400	969,206
Cheesecake Factory, Inc.	17,100	907,839
Choice Hotels International, Inc.	13,000	702,650
Dorman Products, Inc. (a)	17,300	941,466
DSW, Inc., Class A	22,700	627,428
Fossil Group, Inc. (a)	9,500	421,990
Gentherm, Inc. (a)	14,200	590,578
Hibbett Sports, Inc. (a)	10,500	376,950
Interval Leisure Group, Inc.	27,400	395,656
Sally Beauty Holdings, Inc. (a)	30,000	971,400
Tenneco, Inc. (a)	13,300	685,083
Texas Roadhouse, Inc.	15,900	692,922
The Cato Corp., Class A	21,200	817,260
Tupperware Brands Corp.	6,400	371,072
Vitamin Shoppe, Inc. (a)	15,000	464,400
Wolverine World Wide, Inc.	17,300	318,666
		10,254,566
Consumer Staples (2.0%)
Tootsie Roll Industries, Inc.	20,485	715,746
United Natural Foods, Inc. (a)	16,900	681,070
		1,396,816
Energy (3.4%)
Dril-Quip, Inc. (a)	8,800	532,928
Forum Energy Technologies, Inc. (a)	40,900	539,880
Natural Gas Services Group, Inc. (a)	14,500	313,635
Oceaneering International, Inc.	16,500	548,460
RPC, Inc.	29,300	415,474
		2,350,377
Financials (24.5%)
Artisan Partners Asset Management, Inc.	15,700	484,188
Bank of Hawaii Corp.	20,600	1,406,568
BBCN Bancorp, Inc.	22,400	340,256
Cohen & Steers, Inc.	28,000	1,089,760
Commerce Bancshares, Inc.	18,600	836,070
CoreSite Realty Corp. (REIT)	17,500	1,225,175
CVB Financial Corp.	14,520	253,374
Dime Community Bancshares, Inc.	31,600	556,792
DuPont Fabros Technology, Inc. (REIT)	34,000	1,378,020
Eagle Bancorp, Inc. (a)	10,000	480,000
Eaton Vance Corp.	28,600	958,672
First NBC Bank Holding Co. (a)	13,000	267,670
Greenhill & Co., Inc.	9,000	199,800
HFF, Inc., Class A	11,500	316,595
Horace Mann Educators Corp.	14,100	446,829
Independent Bank Corp.	14,000	643,440
Infinity Property & Casualty Corp.	8,100	652,050
Lakeland Financial Corp.	9,300	425,754
LaSalle Hotel Properties (REIT)	27,700	701,087
MarketAxess Holdings, Inc.	4,500	561,735
National Health Investors, Inc. (REIT)	9,000	598,680
Tanger Factory Outlet Centers, Inc. (REIT)	30,100	1,095,339
Texas Capital Bancshares, Inc. (a)	8,700	333,906
Tompkins Financial Corp.	6,000	384,000
Trustmark Corp.	17,800	409,934
UMB Financial Corp.	19,400	1,001,622
		17,047,316
Health Care (14.3%)
Air Methods Corp. (a)	16,000	579,520
Anika Therapeutics, Inc. (a)	15,500	693,160
Atrion Corp.	1,000	395,360
Bio-Techne Corp.	5,600	529,312
Bruker Corp.	26,700	747,600
Chemed Corp.	6,300	853,335
Computer Programs & Systems, Inc.	11,800	615,016
CorVel Corp. (a)	6,200	244,404
Ensign Group, Inc.	29,000	656,560
Haemonetics Corp. (a)	18,000	629,640
Masimo Corp. (a)	18,500	774,040
Meridian Bioscience, Inc.	41,500	855,315

Health Care, continued
Owens & Minor, Inc.	29,700	1,200,474
U.S. Physical Therapy, Inc.	13,200	656,436
West Pharmaceutical Services, Inc.	7,700	533,764
		9,963,936
Industrials (14.8%)
Applied Industrial Technologies, Inc.	21,000	911,400
Chart Industries, Inc. (a)	14,400	312,768
CLARCOR, Inc.	16,600	959,314
Donaldson Co., Inc.	17,000	542,470
Franklin Electric Co., Inc.	23,800	765,646
Genesee & Wyoming, Inc., Class A (a)	4,900	307,230
Herman Miller, Inc.	18,300	565,287
Hub Group, Inc., Class A (a)	17,800	726,062
Landstar System, Inc.	5,600	361,816
Lincoln Electric Holdings, Inc.	9,200	538,844
Lindsay Corp.	6,700	479,787
Nordson Corp.	5,700	433,428
Tennant Co.	15,700	808,236
The Toro Co.	8,200	706,184
UniFirst Corp.	10,700	1,167,584
Valmont Industries, Inc.	6,000	743,040
		10,329,096
Information Technology (18.3%)
Coherent, Inc. (a)	6,900	634,110
CommVault Systems, Inc. (a)	10,300	444,651
DHI Group, Inc. (a)	71,500	577,005
DST Systems, Inc.	9,200	1,037,484
ExlService Holdings, Inc. (a)	13,600	704,480
InterDigital, Inc.	12,900	717,885
IPG Photonics Corp. (a)	10,800	1,037,664
NETGEAR, Inc. (a)	16,900	682,253
NIC, Inc.	49,700	896,091
Plantronics, Inc.	20,300	795,557
Polycom, Inc. (a)	49,200	548,580
Power Integrations, Inc.	13,400	665,444
Synaptics, Inc. (a)	4,000	318,960
Syntel, Inc. (a)	23,200	1,158,376
Tech Data Corp. (a)	9,400	721,638
Teradata Corp. (a)	23,800	624,512
Ubiquiti Networks, Inc. (a)	14,500	482,415
WEX, Inc. (a)	8,500	708,560
		12,755,665
Materials (3.8%)
Calgon Carbon Corp.	32,000	448,640
Minerals Technologies, Inc.	15,700	892,545
Quaker Chemical Corp.	7,500	636,450
Silgan Holdings, Inc.	13,300	707,161
		2,684,796
Utilities (3.5%)
American States Water Co.	11,300	444,768
New Jersey Resources Corp.	16,800	612,024
ONE Gas, Inc.	23,000	1,405,300
		2,462,092
TOTAL COMMON STOCKS (Cost $59,727,182)		69,244,660

INVESTMENT COMPANIES (0.6%)

JPMorgan U.S. Government Money Market Fund, 0.22%(b)	414,638	414,638
TOTAL INVESTMENT COMPANIES (Cost $414,638)		414,638

Total Investments (Cost $60,141,820) — 99.9%(c)		69,659,298
Other assets in excess of liabilities — 0.1%		94,908
NET ASSETS — 100.0%		$69,754,206

(a)       Non-income producing security.

(b)       Rate disclosed is the seven day yield as of March 31, 2016.

(c)       See Federal Tax Information listed in the Notes to the Financial Statements.

REIT  Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $60,141,820)	$69,659,298
Cash	11,855
Dividends receivable	93,002
Receivable for investments sold	264,177
Prepaid expenses and other assets	9,502
Total Assets	70,037,834
Liabilities:
Payable for investments purchased	213,357
Accrued expenses and other liabilities:
Investment adviser	42,656
Administration and accounting	2,135
Custodian	1,286
Shareholder servicing fees	3,928
Transfer agent	8,610
Trustee	19
Other	11,637
Total Liabilities	283,628
Net Assets	$69,754,206
Composition of Net Assets:
Capital	$58,551,199
Accumulated undistributed net investment income	140,930
Accumulated net realized gains from investment transactions	1,544,599
Net unrealized appreciation from investments	9,517,478
Net Assets	$69,754,206
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,240,120
Net Asset Value, Offering Price and Redemption price per share	$16.45

STATEMENT OF OPERATIONS

For the year ended March 31, 2016

Investment Income:
Dividends	$1,097,637
Total Investment Income	1,097,637
Expenses:
Investment adviser	570,604
Administration and accounting	81,085
Chief compliance officer	3,516
Custodian	13,570
Shareholder servicing	44,984
Transfer agency	38,434
Trustee	5,375
Other	48,838
Total expenses before fee reductions	806,406
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(42,280)
Net Expenses	758,676
Net Investment Income	338,961
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,497,629
Change in unrealized appreciation/depreciation from investments	(9,256,458)
Net realized/unrealized gains (losses) from investments	(1,758,829)
Change in Net Assets Resulting from Operations	$(1,419,868)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	March 31,	March 31,
	2016	2015

Investment Activities:
Operations:
Net investment income	$338,961	$155,409
Net realized gains from investment transactions	7,497,629	9,520,835
Change in unrealized appreciation/depreciation from investments	(9,256,458)	(6,724,294)
Change in Net Assets Resulting from Operations	(1,419,868)	2,951,950
Dividends:
Net investment income	(296,905)	(72,438)
Net realized gains from investment transactions	(11,528,479)	(6,685,832)
Change in Net Assets Resulting from Shareholder Dividends	(11,825,384)	(6,758,270)
Capital Share Transactions:
Proceeds from shares issued	2,460,171	1,632,009
Proceeds from shares issued in subscription in-kind	—	5,484,961
Dividends reinvested	9,605,667	5,542,266
Cost of shares redeemed	(16,806,854)	(24,903,218)
Change in Net Assets Resulting from Capital Share Transactions	(4,741,016)	(12,243,982)
Change in Net Assets	(17,986,268)	(16,050,302)
Net Assets:
Beginning of period	87,740,474	103,790,776
End of period	$69,754,206	$87,740,474
Share Transactions:
Issued	149,403	82,515
Issued in subscriptions in-kind	—	274,111
Reinvested	612,606	298,292
Redeemed	(985,635)	(1,270,991)
Change in shares	(223,626)	(616,073)
Accumulated undistributed net investment income	$140,930	$118,440

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$19.66	$20.43	$18.48	$16.92	$17.64

Investment Activities:
Operations:
Net investment income	0.08	0.04	0.01	0.07	0.01
Net realized and unrealized gains (losses) from investment transactions	(0.38)	0.66	3.42	1.93	0.27
Total from investment activities	(0.30)	0.70	3.43	2.00	0.28

Dividends:
Net investment income	(0.07)	(0.02)	—	(0.07)	(0.02)
Net realized gains from investments	(2.84)	(1.45)	(1.48)	(0.37)	(0.98)
Total dividends	(2.91)	(1.47)	(1.48)	(0.44)	(1.00)

Net Asset Value, End of Period	$16.45	$19.66	$20.43	$18.48	$16.92
Total Return	(0.80)%	3.86%	18.58%	12.05%	2.28%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$69,754	$87,740	$103,791	$95,233	$69,544
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.45%	0.17%	0.03%	0.40%	0.06%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (a)	1.06%	1.01%	1.05%	1.09%	1.15%
Portfolio turnover rate	38.05%	28.74%	36.60%	31.98%	24.62%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)  During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Walden International Equity Fund
Schedule of Portfolio Investments	March 31, 2016

Security Description	Shares	Fair Value ($)
COMMON STOCKS (98.3%)
Australia (5.5%)
Australia & New Zealand Banking Group Ltd.	5,000	89,615
Commonwealth Bank of Australia	2,900	166,221
CSL Ltd.	1,060	82,358
Origin Energy Ltd.	28,500	110,976
Telstra Corp. Ltd.	19,800	80,788
Westpac Banking Corp.	4,100	95,213
Woodside Petroleum Ltd.	4,200	84,000
		709,171
Belgium (1.4%)
Colruyt SA	1,735	100,879
Delhaize Group SA	810	84,404
		185,283
Canada (8.4%)
Bank of Montreal	1,480	89,887
BCE, Inc.	1,995	90,932
Canadian National Railway Co.	1,635	102,184
Great-West Lifeco, Inc.	3,555	97,841
IGM Financial, Inc.	3,400	102,424
Magna International, Inc.	2,220	95,443
Metro, Inc.	2,600	90,217
Rogers Communications, Inc., Class B	2,385	95,503
Royal Bank of Canada	2,020	116,400
The Bank of Nova Scotia	2,020	98,729
The Toronto-Dominion Bank	2,125	91,735
		1,071,295
Denmark (1.7%)
Novo Nordisk A/S	2,430	131,622
Novozymes A/S	1,890	84,891
		216,513
Finland (0.9%)
Kone OYJ	2,380	114,531
		114,531
France (9.0%)
Air Liquide SA	755	84,689
AXA SA	3,360	78,774
Danone SA	1,600	113,503
Dassault Systemes	1,095	86,743
Essilor International SA	655	80,692
Imerys SA	1,260	87,739
Legrand SA	1,465	81,870
L’Oreal SA	600	107,313
Publicis Groupe SA	1,325	92,894
Schneider Electric SE	1,900	119,716
Suez Environnement Co.	6,790	124,278
Technip SA	1,760	97,520
		1,155,731
Germany (8.8%)
Allianz SE	710	115,287
Beiersdorf AG	950	85,555
Deutsche Boerse AG	1,070	91,088
Fresenius SE & Co. KGaA	1,220	88,913
Fuchs Petrolub SE	1,890	84,202
Hannover Rueck SE	790	91,799
Henkel AG & Co. KGaA	1,000	98,039
Linde AG	580	84,258
Merck KGaA	1,490	123,921
Muenchener Rueckversicherungs-Gesellschaft AG	440	89,279
SAP AG	2,200	176,999
		1,129,340

Hong Kong (2.7%)
Hang Lung Properties Ltd.	41,400	79,044
Hang Seng Bank Ltd.	5,120	90,596
Li & Fung Ltd.	138,000	81,761
MTR Corp. Ltd.	17,870	88,568
		339,969
Ireland (1.3%)
Experian PLC	4,700	83,878
Shire PLC	1,490	84,967
		168,845
Israel (0.8%)
Check Point Software Technologies Ltd.(a)	1,100	96,217
		96,217
Italy (1.5%)
Luxottica Group SpA	1,400	77,109
Snam SpA	17,610	110,184
		187,293
Japan (19.6%)
Astellas Pharma, Inc.	5,650	75,096
Benesse Holdings, Inc.	3,060	88,116
Canon, Inc.	2,875	85,752
Central Japan Railway Co.	515	91,090
Chugai Pharmaceutical Co. Ltd.	2,800	86,653
Daiwa House Industry Co. Ltd.	3,290	92,489
Denso Corp.	2,135	85,712
East Japan Railway Co.	1,025	88,428
Fast Retailing Co. Ltd.	205	65,511
INPEX Corp.	10,975	83,123
KDDI Corp.	4,100	109,406
Mitsubishi Electric Corp.	8,175	85,668
Nippon Telegraph & Telephone Corp.	2,380	102,824
Nomura Research Institute Ltd.	2,280	76,794
NTT DOCOMO, Inc.	4,410	100,259
Oracle Corporation Japan	2,000	112,180
Oriental Land Co. Ltd.	1,325	93,822
Secom Co. Ltd.	1,235	91,653
Sumitomo Mitsui Financial Group, Inc.	4,750	144,218
Terumo Corp.	2,800	100,217
The Chiba Bank Ltd.	23,245	115,791
The Hachijuni Bank Ltd.	18,240	78,590
The Shizuoka Bank Ltd.	16,180	116,676
Tokio Marine Holdings, Inc.	2,250	76,033
Toyota Motor Corp.	1,500	79,564
Yahoo Japan Corp.	21,035	89,542
Yamato Holdings Co. Ltd.	4,075	81,254
		2,496,461
Luxembourg (0.8%)
Tenaris SA	8,480	105,199
		105,199
Netherlands (2.5%)
Akzo Nobel NV	1,780	121,315
Koninklijke Ahold NV	4,730	106,223
Koninklijke Vopak NV	1,900	94,479
		322,017
Norway (0.7%)
Statoil ASA	5,565	86,969
		86,969

See Notes to Financial Statements

Security Description	Shares	Fair Value ($)
COMMON STOCKS, CONTINUED
Singapore (1.4%)
ComfortDelGro Corp. Ltd.	39,150	84,875
Singapore Exchange Ltd.	16,080	94,779
		179,654
Spain (3.2%)
Banco Bilbao Vizcaya Argentaria SA	14,430	95,268
Bankinter SA	11,180	78,757
Gas Natural SDG SA	4,040	81,548
Inditex SA	4,470	149,806
		405,379
Sweden (3.2%)
ASSA Abloy AB	6,300	124,370
Atlas Copco AB	4,000	100,430
Nordea Bank AB	8,350	80,124
Svenska Handelsbanken AB	8,480	107,621
		412,545
Switzerland (8.4%)
ABB Ltd.	4,575	89,159
Cie Financiere Richemont SA	1,400	92,504
Givaudan SA	51	99,986
Nestle SA	3,570	266,493
Novartis AG	2,900	209,897
Roche Holding AG	940	230,893
SGS SA	41	86,606
		1,075,538
United Kingdom (16.5%)
Aberdeen Asset Management PLC	22,750	90,292
Admiral Group PLC	3,540	100,558
Burberry Group PLC	4,590	89,718
Compass Group PLC	4,660	82,134
Croda International PLC	1,920	83,587
easyJet PLC	4,060	88,350
Investec PLC	12,810	93,950
ITV PLC	24,170	83,505
J Sainsbury PLC	23,185	91,859
Johnson Matthey PLC	2,216	87,097
Legal & General Group PLC	22,995	77,467
Marks & Spencer Group PLC	15,050	87,686
National Grid PLC	6,160	87,145
Next PLC	950	73,557
Petrofac Ltd.	7,280	96,060
Reckitt Benckiser Group PLC	1,400	135,016
RELX PLC	4,840	89,771
Schroders PLC	2,040	78,413
Severn Trent PLC	2,540	79,110
Smith & Nephew PLC	5,490	90,310
Smiths Group PLC	6,000	92,505
Unilever PLC	3,270	147,427
WPP PLC	3,690	85,872
		2,111,389
TOTAL COMMON STOCKS (Cost $13,236,751)		12,569,339

INVESTMENT COMPANIES (0.2%)

State Street Institutional U.S. Government
Money Market Fund, Investor Shares, 0.22%(b)	24,953	24,953
TOTAL INVESTMENT COMPANIES (Cost $24,953)		24,953

Total Investments (Cost $13,261,704)(c) — 98.5%		12,594,292
Other assets in excess of liabilities — 1.5%		191,814
NET ASSETS — 100.0%		$12,786,106

(a)   Non-income producing security.

(b)   Rate disclosed is the seven day yield as of March 31, 2016.

(c)   See Federal Tax Information listed in the Notes to the Financial Statements.

The Fund invested, as a percentage of net assets at value, in the following industries as of March 31, 2016:

Percentage of Total
Industry	Net Assets
Financials	24.3%
Industrials	13.3%
Consumer Discretionary	12.3%
Consumer Staples	11.2%
Health Care	10.7%
Materials	6.5%
Energy	6.0%
Information Technology	5.8%
Telecommunication Services	4.4%
Utilities	3.8%
Investment Companies	0.2%
Other net assets	1.5%
Total	100%

See Notes to Financial Statements

Financial Statements	Walden International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016

Assets:
Investments, at fair value (cost $13,261,704)	$12,594,292
Cash	683,596
Foreign currency, at fair value (cost $9,086)	9,086
Dividends receivable	32,996
Receivable for investments sold	13,037
Receivable for tax reclaims	5,022
Receivable from Adviser	4,789
Prepaid expenses and other assets	1,878
Total Assets	13,344,696
Liabilities:
Payable for investments purchased	544,119
Accrued expenses and other liabilities:
Administration and accounting	3,624
Custodian	4,344
Transfer agent	4,260
Trustee	5
Other	2,238
Total Liabilities	558,590
Net Assets	$12,786,106
Composition of Net Assets:
Capital	$13,441,790
Accumulated undistributed net investment income	62,697
Accumulated net realized losses from investment transactions	(50,693)
Net unrealized depreciation from investments	(667,688)
Net Assets	$12,786,106
Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,352,438
Net Asset Value, Offering Price and Redemption price per share	$9.45

STATEMENT OF OPERATIONS

For the period June 9, 2015(a) through March 31, 2016

Investment Income:
Dividends	$217,720
Less: Foreign tax withholding	(28,048)
Total Investment Income	189,672
Expenses:
Investment adviser	59,958
Administration and accounting	39,041
Chief compliance officer	347
Custodian	42,961
Transfer agency	17,127
Trustee	482
Printing	10,636
Other	6,792
Total expenses before fee reductions	177,344
Fees contractually reduced by the investment adviser	(85,178)
Net Expenses	92,166
Net Investment Income	97,506
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized (losses) from investment transactions	(41,713)
Change in unrealized appreciation/depreciation from investments	(667,688)
Net realized/unrealized (losses) from investments	(709,401)
Change in Net Assets Resulting from Operations	$(611,895)

(a)   Commencement of operations June 9, 2015.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the period
Jun. 9, 2015(a)
through Mar. 31,
2016

Investment Activities:
Operations:
Net investment income	$97,506
Net realized losses from investment transactions	(41,713)
Change in unrealized appreciation/depreciation from investments	(667,688)
Change in Net Assets Resulting from Operations	(611,895)
Dividends:
Net investment income	(39,886)
Net realized gains from investment transactions	(4,339)
Change in Net Assets Resulting from Shareholder Dividends	(44,225)
Capital Share Transactions:
Proceeds from shares issued	13,146,620
Proceeds from shares issued in subscriptions in-kind (b)	251,381
Dividends reinvested	44,225
Change in Net Assets Resulting from Capital Share Transactions	13,442,226
Change in Net Assets	12,786,106
Net Assets:
Beginning of period	—
End of period	$12,786,106
Share Transactions:
Issued	1,322,610
Issued in subscriptions in-kind (b)	25,138
Reinvested	4,690
Redeemed	—
Change in shares	1,352,438
Accumulated undistributed net investment income	$62,697

Amounts designated as “—” are $0 or have been rounded to $0.

(a)Commencement of operations on June 9, 2015.

(b)See Note 3 to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

	Period June 9,
	2015 through
	March 31,
	2016(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Operations:
Net investment income	0.08
Net realized and unrealized (losses) from investment transactions	(0.59)
Total from investment activities	(0.51)

Dividends:
Net investment income	(0.04)
Net realized gains from investments	—
Total dividends	(0.04)

Net Asset Value, End of Period	$9.45
Total Return	(5.09	)%(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$12,786
Ratio of net expenses to average net assets	1.15	%(c)
Ratio of net investment income to average net assets	1.22	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets (d)	2.21	%(c)
Portfolio turnover rate	5.11	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)   Commencement of operations on June 9, 2015.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d)   During the period, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	March 31, 2016

1.                   Organization:

The Boston Trust & Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified Fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund

Walden Asset Management Fund	Walden Asset Management Fund
Walden Equity Fund	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden SMID Cap Innovations Fund	Walden SMID Cap Fund
Walden Small Cap Innovations Fund	Walden Small Cap Fund
Walden International Equity Fund	Walden International Equity Fund

The investment objective of the Asset Management Fund and Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the SMID Cap Fund and Walden SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies. The investment objective of the Small Cap Fund and Walden Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the Walden International Equity Fund is to seek long-term capital growth through an actively managed portfolio of equities of international companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2.                   Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national (foreign or domestic) securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by a recognized independent pricing service.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not readily available or, in the opinion of Boston Trust Investment Management, Inc. (the “Adviser”), market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board. The Advisor believe that foreign security values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign security prices may be “fair valued” by an independent pricing service through the use of factors which take such volatility into account.

Investments in investment companies and money market funds are valued at net asset value per share.

Continued

Notes to Financial Statements	March 31, 2016

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Debt securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy. Open-end investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of March 31, 2016 in valuing the Funds’ investments based on the three levels defined above:

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Asset Management Fund
Common Stocks(1)	$268,672,234	$—	$268,672,234
Corporate Bonds(1)	—	12,849,869	12,849,869
Municipal Bonds(2)	—	5,995,794	5,995,794
U.S. Government & U.S. Government Agency Obligations	—	63,268,488	63,268,488
Investment Companies	2,873,378	—	2,873,378
Total	271,545,612	82,114,151	353,659,763
Equity Fund
Common Stocks(1)	108,987,567	—	108,987,567
Investment Companies	1,788,550	—	1,788,550
Total	110,776,117	—	110,776,117
Midcap Fund
Common Stocks(1)	47,395,977	—	47,395,977
Investment Companies	534,551	—	534,551
Total	47,930,528	—	47,930,528
SMID Cap Fund
Common Stocks(1)	5,540,141	—	5,540,141
Investment Companies	69,792	—	69,792
Total	5,609,933	—	5,609,933
Small Cap Fund
Common Stocks(1)	335,932,978	—	335,932,978
Investment Companies	2,531,990	—	2,531,990
Total	338,464,968	—	338,464,968
Walden Asset Management Fund
Common Stocks(1)	63,797,780	—	63,797,780
Corporate Bonds(1)	—	4,492,335	4,492,335
Municipal Bonds(2)	—	475,936	475,936
U.S. Government & U.S. Government Agency Obligations	—	16,692,619	16,692,619
Investment Companies	1,419,741	—	1,419,741
Total	65,217,521	21,660,890	86,878,411
Walden Equity Fund
Common Stocks(1)	161,993,044	—	161,993,044
Investment Companies	2,311,933	—	2,311,933
Total	164,304,977	—	164,304,977
Walden Midcap Fund
Common Stocks(1)	35,151,990	—	35,151,990
Investment Companies	391,922	—	391,922
Total	35,543,912	—	35,543,912
Walden SMID Cap Fund
Common Stocks(1)	31,590,132	—	31,590,132
Investment Companies	779,101	—	779,101
Total	32,369,233	—	32,369,233
Walden Small Cap Fund
Common Stocks(1)	69,244,660	—	69,244,660
Investment Companies	414,638	—	414,638
Total	69,659,298	—	69,659,298

Continued

Notes to Financial Statements	March 31, 2016

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Walden International Equity Fund
Common Stocks(3)
Auto Components	$95,443	$85,712	$181,155
Banks	396,751	1,258,690	1,655,441
Capital Markets	102,424	262,655	365,079
Diversified Telecommunication Services	90,932	183,612	274,544
Food & Staples Retailing	90,217	383,365	473,582
Insurance	97,841	629,197	727,038
Road & Rail	102,184	352,961	455,145
Software	96,217	375,922	472,139
Wireless Telecommunication Services	95,503	209,665	305,168
Other Common Stocks	—	7,660,048	7,660,048
Investment Companies	24,953	—	24,953
Total	1,192,465	11,401,827	12,594,292

(1)    For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(2)    For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

(3)    For detailed Country classifications, see the accompanying Schedules of Portfolio Investments.

The Funds recognize transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of March 31, 2016, from the valuation input levels used on March 31, 2015. The Funds did not hold any Level 3 securities during the period ended March 31, 2016.

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”), which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/ loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including Federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the period ended March 31, 2016.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)                      value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)                   purchases and sales of Investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Continued

Notes to Financial Statements	March 31, 2016

Investment income from non-U.S. sources received by a Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

3.                   Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%

Fund	Fee Rate
Walden Asset Management Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden SMID Cap Fund	0.75%
Walden Small Cap Fund	0.75%
Walden International Fund	0.75%

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $57,503 for the period ended March 31, 2016, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

BHIL Distributors, Inc., (“BHIL”), a wholly-owned subsidiary of Beacon Hill Fund Services, Inc., serves as the Funds’ distribution agent. The distribution agreement provides for payment of a fixed annual fee of $28,000 for review of sales literature and dealer set-up efforts, and reimbursement of out-of-pocket expenses. These amounts are paid monthly to BHIL from the Advisor and not by the Funds. BHIL is not affiliated with Citi or the Adviser.

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship.

Each Fund is authorized to pay non-distribution related shareholder services fees up to 0.25% of its average annual net assets with respect to shares of the Funds serviced by an Authorized Service Provider. Effective June 1, 2015, the SMID Cap Fund was removed from the Shareholder Services Plan.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ transfer agent. Under the terms of the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement assigned from Citi, FIS Investor Services, LLC (formerly SunGard Investor Services, LLC) receives a fixed annual fee accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust.

Boston Trust acts as the Funds’ custodian, with the exception of the Walden International Fund. Effective March 16, 2016, under the custody agreement, Boston Trust receives an annual asset based fee of 0.014% of the value of securities held. Prior to March 16, 2016, under the custody agreement, Boston Trust received $1,000 annually per Fund plus an annual asset based fee of 0.016% of the fair value of securities held. Citibank, N.A. receives sub-custodian fees from Boston Trust under an agreement with Boston Trust for each Fund except the Walden International Fund. Under a separate custody agreement, Citibank, N.A., an affiliate of Citi, receives a fee based on a percentage of assets held on behalf of the Walden International Fund, transaction fees and certain out of pocket expenses for its services. Such percentages vary by the jurisdiction in which the assets are held.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, subject to certain exclusions, to limit the aggregate annual operating expenses of each Fund, except the SMID Cap Fund and the Walden International Equity Fund, to 1.00% of the average daily net assets. The Adviser has agreed to reduce its fees payable by the SMID Cap Fund and the Walden International Equity Fund to the extent necessary, subject to certain exclusions, to limit the aggregate annual operating expenses of the SMID Cap Fund to 0.75% (formerly 1.00% prior to June 1, 2015) of its average daily net assets and the Walden International Equity Fund to 1.15% of its average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Continued

Notes to Financial Statements	March 31, 2016

Pursuant to its agreement, for the years ended March 31, 2014, 2015 and 2016, and the period ended March 31, 2016 the Adviser reimbursed, and has yet to recoup, fees in the following amounts:

Fund	Amount	Expires
Midcap Fund	$4	2017
	1,824	2018
	8,884	2019

SMID Cap Fund	23,931	2017
	29,670	2018
	44,650	2019

Small Cap Fund	355,171	2017
	213,139	2018
	297,469	2019

Fund	Amount	Expires
Walden Asset Management Fund	$28,632	2017
	25,881	2018
	40,670	2019

Walden Equity Fund	113,975	2017
	124,593	2018
	151,560	2019

Walden Midcap Fund	7,143	2017
	7,376	2018
	17,571	2019

Walden SMID Cap Fund	23,699	2017
	25,541	2018
	37,277	2019

Walden Small Cap Fund	49,312	2017
	2,313	2018
	42,280	2019

Walden International Equity Fund	85,178	2019

As of March 31, 2016, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	10,712
SMID Cap Fund	98,251
Small Cap Fund	865,779

Total Potential Recoupment
Walden Asset Management Fund	$95,183
Walden Equity Fund	390,128
Walden Midcap Fund	32,090
Walden SMID Cap Fund	86,517
Walden Small Cap Fund	93,905
Walden International Equity Fund	85,178

During the year ended March 31, 2016, the transfer agent voluntarily reduced a portion of the transfer agent fees otherwise payable by the Funds, as indicated on each Fund’s Statement of Operations. These voluntary reductions are not subject to recoupment in future years.

During the period ended March 31, 2016, certain securities of an affiliated separately managed account were exchanged, at fair value, as in-kind transfers of the Walden International Equity Fund. The total fair value of the in-kind transfers was $251,381 for 25,138 shares of the Walden International Equity Fund in exchange for securities of an affiliated separately managed account.

During the year ended March 31, 2015, certain securities of an affiliated separately managed account wee exchanged, at fair value, as in-kind transfers of the Walden Small Cap Fund. The total fair value of the in-kind transfers was $5,484,961 for 274,111 shares of the Walden Small Cap Fund in exchange for securities of an affiliated separately managed account.

4.                   Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the year ended March 31, 2016, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$37,525,974	$46,130,560
Equity Fund	19,116,348	19,898,421
Midcap Fund	10,029,934	9,639,716
SMID Cap Fund	3,064,913	2,649,094
Small Cap Fund	140,468,053	230,370,854
Walden Asset Management Fund	9,946,517	10,287,953
Walden Equity Fund	29,053,530	26,575,599
Walden Midcap Fund	7,613,332	6,787,517
Walden SMID Cap Fund	16,177,713	12,198,946
Walden Small Cap Fund	28,700,487	44,822,461
Walden International Equity Fund	13,508,075	466,793

Continued

Notes to Financial Statements	March 31, 2016

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended March 31, 2016, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$2,661,914	$—
Walden Asset Management Fund	3,455,181	2,410,687

5.                   Federal Income Tax Information:

At March 31, 2016, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Gross Tax Unrealized	Gross Tax Unrealized	Net Unrealized Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asset Management Fund	$230,233,472	$125,639,912	$(2,213,621)	$123,426,291
Equity Fund	68,087,814	44,081,765	(1,393,462)	42,688,303
Midcap Fund	31,629,747	17,262,450	(961,669)	16,300,781
SMID Cap Fund	4,865,330	978,281	(233,678)	744,603
Small Cap Fund	290,512,412	69,901,952	(21,949,396)	47,952,556
Walden Asset Management Fund	64,665,357	23,900,210	(1,687,156)	22,213,054
Walden Equity Fund	109,500,012	57,943,391	(3,138,426)	54,804,965
Walden Midcap Fund	26,811,736	9,727,299	(995,123)	8,732,176
Walden SMID Cap Fund	28,947,059	4,762,703	(1,340,529)	3,422,174
Walden Small Cap Fund	60,128,587	13,939,872	(4,409,161)	9,530,711
Walden International Equity Fund	13,267,936	395,803	(1,069,446)	(673,644)

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid(1)
Asset Management Fund	$4,817,610	$14,994,468	$19,812,078	$—	$19,812,078
Equity Fund	1,334,295	6,343,300	7,677,595	—	7,677,595
Midcap Fund	402,244	2,425,712	2,827,956	—	2,827,956
SMID Cap Fund	42,783	324,242	367,025	—	367,025
Small Cap Fund	2,611,157	57,191,988	59,803,145	—	59,803,145
Walden Asset Management Fund	1,069,344	4,703,453	5,772,797	—	5,772,797
Walden Equity Fund	1,870,888	7,516,146	9,387,034	—	9,387,034
Walden Midcap Fund	341,785	1,428,000	1,769,785	—	1,769,785
Walden SMID Cap Fund	246,894	1,594,235	1,841,129	—	1,841,129
Walden Small Cap Fund	428,898	11,396,486	11,825,384	—	11,825,384
Walden International Equity Fund	44,225	—	44,225	—	44,225

(1)    Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid(1)
Asset Management Fund	$4,816,117	$7,480,276	$12,296,393	$—	$12,296,393
Equity Fund	966,299	2,029,175	2,995,474	—	2,995,474
Midcap Fund	394,184	1,765,084	2,159,268	—	2,159,268
SMID Cap Fund	42,588	223,676	266,264	—	266,264
Small Cap Fund	5,843,060	25,889,299	31,732,359	—	31,732,359
Walden Asset Management Fund	877,816	519,966	1,397,782	—	1,397,782
Walden Equity Fund	2,227,112	6,602,715	8,829,827	—	8,829,827
Walden Midcap Fund	345,118	907,147	1,252,265	—	1,252,265
Walden SMID Cap Fund	440,304	133,340	573,644	—	573,644
Walden Small Cap Fund	599,334	6,158,936	6,758,270	—	6,758,270

(1)    Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

Continued

Notes to Financial Statements	March 31, 2016

As of March 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Accumulated
	Income	Gains	Earnings	Losses	(Depreciation)(2)	Earnings (Deficit)
Asset Management Fund	$955,244	$13,728,914	$14,684,158	$(17,697)	$123,426,291	$138,092,752
Equity Fund	236,174	5,272,476	5,508,650	(296,008)	42,688,303	47,900,945
Midcap Fund	267,920	1,025,849	1,293,769	—	16,300,781	17,594,550
SMID Cap Fund	34,852	130,397	165,249	—	744,603	909,852
Small Cap Fund	347,860	7,176,686	7,524,546	(790,217)	47,952,556	54,686,885
Walden Asset Management Fund	245,924	1,422,477	1,668,401	—	22,213,054	23,881,455
Walden Equity Fund	351,418	3,191,995	3,543,413	—	54,804,965	58,348,378
Walden Midcap Fund	199,279	334,220	533,499	—	8,732,176	9,265,675
Walden SMID Cap Fund	252,399	555,168	807,567	—	3,422,174	4,229,741
Walden Small Cap Fund	84,776	1,667,379	1,752,155	(79,859)	9,530,711	11,203,007
Walden International Equity Fund	62,843	—	62,843	(44,606)	(673,920)	(655,683)

(2)    The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

	Late Year	Post-October
Fund	Ordinary Loss	Capital Losses
Asset Management Fund	$—	$17,698
Equity Fund	—	296,007
Small Cap Fund	—	790,216
Walden Small Cap Innovations Fund	—	79,858
Walden International Equity Fund	—	44,606

As of March 31, 2016, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gains	Paid in Capital
Asset Management Fund	$(36,813)	$36,813	$—
Equity Fund	(18,409)	18,409	—
Midcap Fund	—	1	(1)
SMID Cap Fund	(583)	583	—
Small Cap Fund	(100,884)	100,884	—
Walden Asset Management Fund	1,797	(1,796)	(1)
Walden Equity Fund	(21,550)	21,549	1
Walden SMID Cap Fund	(949)	949	—
Walden Small Cap Fund	(19,566)	19,566	—
Walden International Equity Fund	5,077	(4,641)	(436)

6.                   Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of March 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	% of Ownership
Asset Management Fund	Boston Trust & Investment Management Company	95.5
Equity Fund	Boston Trust & Investment Management Company	98.6
Midcap Fund	Boston Trust & Investment Management Company	92.4
SMID Cap Fund	Boston Trust & Investment Management Company	68.5
Walden Asset Management Fund	Boston Trust & Investment Management Company	70.3
Walden Equity Fund	Boston Trust & Investment Management Company	27.5
Walden Midcap Fund	Boston Trust & Investment Management Company	95.9
Walden SMID Cap Fund	Boston Trust & Investment Management Company	49.6
Walden Small Cap Fund	Boston Trust & Investment Management Company	52.5
Walden International Equity Fund	Boston Trust & Investment Management Company	99.6

7.                   Fiscal Year-End Change:

The Board, upon a recommendation from the Adviser, approved a change to the Trust’s fiscal year end from March 31 to December 31. The Trust’s next fiscal period will end on December 31, 2016.

8.                   Subsequent Events:

Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Boston Trust & Walden Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Boston Trust & Walden Funds, comprising the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund, Walden Small Cap Innovations Fund and Walden International Equity Fund (the “Funds”), as of March 31, 2016, and the related statements of operations and changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Boston Trust & Walden Funds as of March 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services, Ltd.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 31, 2016

Supplementary Information (Unaudited)	March 31, 2016

Federal Income Tax Information:

During the fiscal year ended March 31, 2016, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Asset Management Fund	$14,994,468
Equity Fund	6,343,300
Midcap Fund	2,425,712
SMID Cap Fund	324,242
Small Cap Fund	57,191,988
Walden Asset Management Fund	4,703,453
Walden Equity Fund	7,516,146
Walden Midcap Fund	1,428,000
Walden SMID Cap Fund	1,594,235
Walden Small Cap Fund	11,396,486

During the fiscal year ended March 31, 2016, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Equity Fund	$49,785
Midcap Fund	154,214
SMID Cap Fund	26,257
Small Cap Fund	1,117,985
Walden Asset Management Fund	4,360
Walden Midcap Fund	152,533
Walden SMID Cap Fund	200,465
Walden Small Cap Fund	131,993
Walden International Equity Fund	4,339

For the fiscal year ended March 31, 2016, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Asset Management Fund	99.11%
Equity Fund	100.00%
Midcap Fund	100.00%
SMID Cap Fund	95.76%
Small Cap Fund	100.00%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	79.26%
Walden Small Cap Fund	100.00%

For the fiscal year ended March 31, 2016, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

Qualified Dividend Income
Asset Management Fund	24.27%
Equity Fund	100.00%
Midcap Fund	100.00%
SMID Cap Fund	100.00%
Small Cap Fund	100.00%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	79.28%
Walden Small Cap Fund	100.00%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on March 31, 2016 are as follows:

	Foreign Source Income	Foreign Tax Expense
	Per Share ($)	Per Share ($)
Walden International Equity Fund	0.16	0.02

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2016. These shareholders will receive more detailed information along with their 2016 Form 1099-DIV.

Continued

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust & Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period(1)	During Period
	10/1/15	3/31/16	10/1/15 - 3/31/16	10/1/15 - 3/31/16
Asset Management Fund	$1,000.00	$1,076.20	$4.88	0.94%
Equity Fund	1,000.00	1,078.60	4.94	0.95%
Midcap Fund	1,000.00	1,071.20	5.18	1.00%
SMID Cap Fund	1,000.00	1,081.50	3.90	0.75%
Small Cap Fund	1,000.00	1,104.50	5.26	1.00%
Walden Asset Management Fund	1,000.00	1,068.50	5.17	1.00%
Walden Equity Fund	1,000.00	1,083.60	5.21	1.00%
Walden Midcap Fund	1,000.00	1,077.30	5.19	1.00%
Walden SMID Cap Fund	1,000.00	1,080.40	5.20	1.00%
Walden Small Cap Fund	1,000.00	1,102.40	5.26	1.00%
Walden International Equity Fund	1,000.00	1,039.50	5.86	1.15%

(1)    Expenses are equal to the Fund’s annualized expense ratio multipled by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period(1)	During Period
	10/1/15	3/31/16	10/1/15 - 3/31/16	10/1/15 - 3/31/16
Asset Management Fund	$1,000.00	$1,020.30	$4.75	0.94%
Equity Fund	1,000.00	1,020.25	4.80	0.95%
Midcap Fund	1,000.00	1,020.00	5.05	1.00%
SMID Cap Fund	1,000.00	1,021.25	3.79	0.75%
Small Cap Fund	1,000.00	1,020.00	5.05	1.00%
Walden Asset Management Fund	1,000.00	1,020.00	5.05	1.00%
Walden Equity Fund	1,000.00	1,020.00	5.05	1.00%
Walden Midcap Fund	1,000.00	1,020.00	5.05	1.00%
Walden SMID Cap Fund	1,000.00	1,020.00	5.05	1.00%
Walden Small Cap Fund	1,000.00	1,020.00	5.05	1.00%
Walden International Equity Fund	1,000.00	1,019.25	5.81	1.15%

(1)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Continued

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total net assets, in the following industries as of March 31, 2016.

Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	17.9%
Information Technology	16.1%
Financials	13.9%
Health Care	13.9%
Industrials	10.5%
Consumer Discretionary	9.8%
Consumer Staples	8.1%
Energy	3.5%
Materials	2.2%
Municipal Bonds	1.7%
Utilities	1.3%
Investment Companies	0.9%
Other net assets	0.2%
Total	100.0%

Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Health Care	18.0%
Information Technology	17.9%
Financials	16.4%
Consumer Staples	12.8%
Industrials	12.1%
Consumer Discretionary	11.1%
Energy	4.3%
Materials	3.6%
Utilities	2.1%
Investment Companies	1.7%
Total	100.0%

Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	16.2%
Consumer Discretionary	15.9%
Information Technology	14.9%
Industrials	14.8%
Health Care	13.4%
Consumer Staples	7.3%
Materials	6.1%
Utilities	6.1%
Energy	3.1%
Investment Companies	1.2%
Real Estate Investment Trusts	1.0%
Total	100.0%

SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	18.3%
Information Technology	16.8%
Industrials	16.7%
Consumer Discretionary	14.7%
Health Care	12.3%
Real Estate Investment Trusts	5.6%
Materials	5.3%
Energy	3.7%
Consumer Staples	3.2%
Utilities	2.5%
Investment Companies	1.3%
Other net assets	-0.4%
Total	100.0%

Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	18.0%
Financials	17.2%
Consumer Discretionary	14.9%
Health Care	14.5%
Industrials	14.5%
Real Estate Investment Trusts	7.1%
Materials	3.7%
Utilities	3.5%
Energy	3.3%
Consumer Staples	2.5%
Investment Companies	0.8%
Total	100.0%

Continued

The Walden Funds invested, as a percentage of total net assets, in the following industries and countries as of March 31, 2016.

Walden Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	19.2%
Information Technology	15.0%
Financials	13.5%
Health Care	12.2%
Consumer Discretionary	10.9%
Industrials	10.2%
Consumer Staples	9.9%
Materials	2.6%
Energy	2.5%
Utilities	1.7%
Investment Companies	1.7%
Municipal Bonds	0.5%
Telecommunication Services	0.1%
Total	100.0%

Walden Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	18.4%
Health Care	15.9%
Financials	14.9%
Consumer Discretionary	14.3%
Consumer Staples	13.0%
Industrials	12.8%
Energy	3.5%
Materials	3.4%
Utilities	2.2%
Investment Companies	1.5%
Other net assets	0.1%
Total	100.0%

Walden Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	16.2%
Consumer Discretionary	15.6%
Industrials	15.5%
Information Technology	14.2%
Health Care	14.2%
Consumer Staples	8.1%
Materials	6.3%
Utilities	4.6%
Energy	3.1%
Investment Companies	1.1%
Real Estate Investment Trusts	1.1%
Total	100.0%

Walden SMID Cap Innovations Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	18.4%
Information Technology	16.9%
Industrials	16.6%
Consumer Discretionary	14.0%
Health Care	12.7%
Real Estate Investment Trusts	5.8%
Materials	5.2%
Energy	3.7%
Utilities	2.6%
Investment Companies	2.4%
Consumer Staples	1.5%
Other net assets	0.2%
Total	100.0%

Walden Small Cap Innovations Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	18.3%
Financials	17.3%
Industrials	14.8%
Consumer Discretionary	14.7%
Health Care	14.3%
Real Estate Investment Trusts	7.2%
Materials	3.8%
Utilities	3.5%
Energy	3.4%
Consumer Staples	2.0%
Investment Companies	0.6%
Other net assets	0.1%
Total	100.0%

Walden International Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Japan	19.6%
United Kingdom	16.5%
France	9.0%
Germany	8.8%
Switzerland	8.4%
Canada	8.4%
Australia	5.5%
Spain	3.2%
Sweden	3.2%
Hong Kong	2.7%
Netherlands	2.5%
Denmark	1.7%
Italy	1.5%
Singapore	1.4%
Belgium	1.4%
Ireland	1.3%
Finland	0.9%
Israel	0.8%
Luxembourg	0.8%
Norway	0.7%
United States	0.2%
Other net assets	1.5%
Total	100.0%

Continued

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with Boston Trust Investment Management, Inc. (the “Adviser”) be renewed annually by the Board of Trustees of The Boston Trust & Walden Funds (the “Trust”), including a majority of the Board who are not “interested persons” of the Trust or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on March 4, 2016. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on March 4, 2016, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations.

The Board gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Trustees reviewed the organizational structure of the Adviser and its parent, Boston Trust & Investment Management Company (“Boston Trust”). The Board considered the Adviser’s investment philosophy, its portfolio construction process and its fixed income approach, as well as the Adviser’s up-capture and down-capture performance. The Board discussed the approach taken by Walden Asset Management, an affiliate of the Adviser, with respect to sustainable, responsible impact investing, including its environmental, social and governance (“ESG”) research framework and its portfolio screening guidelines. The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of Boston Trust, noting the change in management of the Boston Trust SMID Cap Fund and the Walden SMID Cap Fund from co-portfolio managers to a single portfolio manager. The Board discussed with the Adviser the Adviser’s brokerage allocation and execution strategy, noting that the Adviser does not take into consideration sales of Fund shares in selecting brokers through which its affects Fund portfolio transactions. The Board considered the Adviser’s compliance program and its business continuity and disaster recovery plans. Finally, the Board discussed the Adviser’s succession planning, noting the Adviser’s objective of transitioning equity from the original five principals to a larger number of employees and highlighting the key areas of focus under the plan. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Next, the Board reviewed the performance of the Funds from inception through December 31, 2015, comparing the performance to various indices and also, in the case of the Boston Trust Asset Management Fund and the Walden Asset Management Fund, to a bond index, equity index and Treasury bills. The Board noted that as of December 31, 2015, all of the Funds outperformed their respective indices for the one-year period and all of the Funds underperformed their respective indices for the three-year and five-year periods, with the exception of the Boston Trust SMID Cap Fund, Walden SMID Cap Innovations Fund and Walden Midcap Fund, which do not have five-year track records. For the 10-year period, the Walden Asset Allocation Fund and the Walden Equity Fund underperformed their indices, while the Boston Trust Asset Management Fund, Boston Trust Equity Fund and Boston Trust Small Cap Fund outperformed their respective indices. The Trustees noted that the Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund, Walden Small Cap Innovations Fund and Walden International Equity Fund do not have a 10-year performance record. Looking at since inception information, the Trustees noted that the Boston Trust Asset Management Fund, Boston Trust Equity Fund, the Boston Trust SMID Cap Fund, the Walden Asset Management Fund, Walden Midcap Fund, the Walden SMID Cap Innovations Fund and the Walden Small Cap Innovations Fund each underperformed their respective indices for the since inception period, while the Boston Trust Midcap Fund, Boston Trust Small Cap, Walden Equity Fund and Walden International Equity fund each outperformed their respective indices for the same period. The Adviser noted that while the Funds generally underperformed their benchmarks, they participated in the rising market and outperformed their benchmarks in falling markets. The Board noted that this downside protection is consistent with The Adviser’s approach to each Fund’s strategy and is routinely communicated to clients and investors.

Continued

The Board then turned to a review of the range of advisory fees paid by the Boston Trust Funds and Walden Funds to the Adviser and the total operating expenses of each Fund. The Board noted that, with the exception of the Boston Trust Asset Management Fund, Walden Asset Management Fund, Boston Trust Equity and the Walden Equity Fund, each Boston Trust Fund and Walden Fund has contractual advisory fees below the peer group average. The contractual advisory fees for the Boston Trust Asset Management Fund and Walden Asset Management Fund are 0.03% above the Lipper average and 0.19% above the Morningstar average, but well below 1.00%, the highest fee in the Lipper range. The contractual advisory fees charged by the Boston Trust Equity Fund and the Walden Equity Fund are 0.04% above the Lipper average and 0.15% above the Morningstar average. However, contractual advisory fees for the Boston Trust Equity Fund and the Walden Equity Fund are well below 1.01%, the highest fee in the appropriate Lipper range.

The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/or reimburse expenses to the extent total operating expenses of any Fund (other than the Walden International Equity Fund) exceed 1.00%. The expense limit for the Walden International Equity Fund is 1.15%. The actual advisory fees charged by each Fund, except the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, are below the peer group average after expense waivers and/or reimbursements. The actual advisory fee for the Boston Trust Asset Management Fund is 0.03% above the average for the peer group, while the actual advisory fee for the Boston Trust Equity Fund is 0.04% above the peer group average after expense waivers and/ or reimbursements.

Turning to total operating expenses, the Board noted that the expense ratios for all of the Funds, other than the Walden Equity Fund, are equal to or lower than the industry average before and after expense waivers and/or reimbursements. The expense ratio for the Boston Trust SMID Cap Fund is lower than the industry average after waivers and reimbursements and the expense ratio for the Walden Equity Fund after waivers and/or reimbursements is 0.03% higher than peer group average. However, the Walden Equity Fund’s expense ratio is 0.60% lower than the highest expense ratio in the peer group before waivers and/or reimbursements and 0.59% lower than the a highest expense ratio in the peer group after waivers and/or reimbursements. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s income statement for the 12 months ending December 31, 2014 and 2015, as well as the gross and net profit margins realized on each Fund. The Board noted that the Fund generated more than half of the Adviser’s revenue. The Board considered that the Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company and the payment of direct and indirect Trust expenses is governed by an Intercompany Services Agreement between the Adviser and Boston Trust. The Board noted that the Adviser’s relationship with the Funds was profitable even though the Adviser is operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by the Adviser for services provided to the Funds, which are reduced by amounts paid for sub-custody and sub-transfer agency services.

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Board took further notice of the fact that the Adviser has agreed to continue the Expense Limitation Agreement for each of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (Unaudited)	March 31, 2016

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

					Other
				Number of Funds	Directorships
	Position(s)	Term of Office*		in Fund Complex	Held by Trustee
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years
INTERESTED TRUSTEES

Lucia B. Santini One Beacon Street 33rd Floor Boston, MA 02108 Date of Birth: 10/2/1958	Trustee and President	Since 2011	Managing Director, Boston Trust Investment Management, Inc., February 2001 to present.	11	None

Heidi Soumerai One Beacon Street 33rd Floor Boston, MA 02108 Date of Birth: 9/14/1957	Trustee	Since 2013	Senior Vice President and Director of ESG Research, Boston Trust & Investment Management Company, August 2004 to present; Research Analyst, Boston Trust & Investment Management, January 1985 to present.	11	None

INDEPENDENT TRUSTEES

Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee and Chairman of the Board	Since 1992	Retired since December 2013. President and Chief Executive Officer, Ohio Bankers League, May 1991 to December 2013.	11	Advisers Investment Trust

Diane E. Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	President, Armstrong Financial Services (financial planning firm), November 2012 to present; Managing Director of Financial Planning Services, WealthStone (financial planning firm), July 2008 to November 2012.	11	None

Dr. James H. Woodward Date of Birth: 11/24/1939	Trustee	Since 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August 2005 to present.	11	None

Elizabeth Elliott McGeveran Date of Birth: 2/17/1971	Trustee	Since 2016	Director, Impact Investing, The McKnight Foundation, September 2014 to present; Senior Vice President, Govnernance and Sustainable Investment, F&C Asset Management, October 1999 to April 2013.	11	None

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis One Beacon Street 33rd Floor Boston, MA 02108 Date of Birth: 7/29/1972	Treasurer	Since 2011	Chief Financial Officer/Treasurer, Boston Trust & Investment Management Company, May 2011 to present; Finance Director, Bain Capital, June 2008 to May 2010.	N/A	N/A

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), May 1995 to present.	N/A	N/A

Charles Booth Date of Birth: 4/4/1960	Chief Compliance Officer	Since 2015	Director, Citi Fund Services Ohio, Inc. (fund administrator), May 2007 to present.	N/A	N/A

*           Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Investment Management, Inc., the Funds’ Investment Adviser.

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Investment Adviser

Boston Trust Investment Management, Inc.

One Beacon Street

Boston, MA 02108

Custodian and Transfer Agent

Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Distributor

BHIL Distributors, Inc.

4041 N. High Street, Suite 402

Columbus, OH 43214

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

05/16

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2016	2015
(a)	Audit Fees	$98,500	$97,500

(b)	Audit-Related Fees	$17,250	$15,000

The fees for 2015 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

The fees for 2016 relate to the consent issuance in three Form 17f-2 filings filed with the SEC.

		2016	2015
(c)	Tax Fees	$27,500	$25,000

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		2016	2015
(d)	All Other Fees	$0	$0

(e)(1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)	For the fiscal years ended March 31, 2016 and 2015, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)	Not applicable.

(g)	For the fiscal year ended March 31, 2016, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.
For the fiscal year ended March 31, 2015, Cohen Fund Audit Services, Ltd. billed non-audit fees of $40,000.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Boston Trust & Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	June 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	June 1, 2016

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	June 1, 2016